As filed with the Securities and Exchange Commission on April 1, 1999
                                                                File No. 33-8982
                                                                ICA No. 811-4852
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                      Pre-Effective Amendment No. _____                [ ]
                       Post-Effective Amendment No. 50                 [X]
                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 51

                             The Victory Portfolios

           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                                            Copy to:
Ellen F. Stoutamire, Esq.                   Carl Frischling, Esq.
BISYS Fund Services                         Kramer Levin Naftalis & Frankel LLP
3435 Stelzer Road                           919 Third Avenue
Columbus, Ohio 43219                        New York, New York 10022
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:


| |  Immediately upon filing pursuant to paragraph (b)  |X|  on April 5, 1999 pursuant to paragraph (b)
| |  60 days after filing pursuant to paragraph (a)(1)  | |  on (date) pursuant to paragraph (a)(1)
| |  75 days after filing pursuant to paragraph (a)(2)  | |  on (date) pursuant to paragraph (a)(2) of rule 485.
     If appropriate, check the following box:

| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                              CROSS-REFERENCE SHEET

                             THE VICTORY PORTFOLIOS

         (Pursuant to Rule 404 showing location in the prospectuses for the Gradison Government Reserves Fund and Established Value Fund, series of The Victory Portfolios, of the responses to the Items in Part A and location in the Statement of Additional Information for these Funds of the responses to the Items in Part B of Form N-1A).

       Part A
       ------
     Form N-1A,
     Item Number       Prospectus Caption
     -----------       ------------------
        1(a)           Front Cover Page
         (b)           Back Cover Page
        2(a)           Risk/Return Summary - Investment Objective
         (b)           Risk/Return Summary - Principal Investment Strategies
         (c)           Risk/Return Summary - Principal Risks
           3           Risk/Return Summary - Fund Expenses
        4(a)           Risk/Return Summary - Investment Objective
         (b)           Risk/Return Summary - Principal Investment Strategies
         (c)           Risk Factors
        5(a)           Not Applicable
         (b)           Not Applicable
         (c)           Not Applicable
        6(a)           Organization and Management of the Funds
         (b)           Not Applicable
        7(a)           Share Price
         (b)           How to Buy Shares
         (c)           How to Sell Shares
         (d)           Dividends, Distributions and Taxes
         (e)           Important Information about Taxes
         (f)           Not Applicable
        8(a)           Not Applicable
         (b)           Organization and Management of the Funds - Distribution
                         and Service Plan
         (c)           Not Applicable
           9           Financial Highlights

       Part B
       ------
     Form N-1A,
      Item No.          Statement of Additional Information Caption
     ----------         -------------------------------------------
       10(a)            Front Cover Page
         (b)            Table of Contents
       11(a)            Additional Information - Description of Shares
         (b)            Not Applicable
       12(a)            Statement of Additional Information
         (b)            Instruments in Which the Funds Can Invest
         (c)            Investment Policies and Limitations
         (d)            Temporary Defensive Measures - Short-Term Obligations
         (e)            Advisory and Other Contracts -- Portfolio Turnover
       13(a)            Trustees and Officers - Board of Trustees
         (b)            Trustees and Officers - Board of Trustees; Officers
         (c)            Trustees and Officers - Board of Trustees
         (d)            Trustees and Officers - Board of Trustees
         (e)            Trustees and Officers - Officers
       14(a)            Additional Information
         (b)            Additional Information
         (c)            Trustees and Officers - Officers
       15(a)            Advisory and Other Contracts - Investment Adviser
         (b)            Advisory and Other Contracts - Distributor
         (c)            Advisory and Other Contracts - Investment Adviser
         (d)            Transfer Agent; Other Servicing Plans; Distribution and
                        Service Plan; Fund Accountant; Legal Counsel
         (e)            Not Applicable
         (f)            Additional Purchase, Exchange, and Redemption
                        Information - Dealer Reallowances
         (g)            Distribution Plan
         (h)            Administrator; Transfer Agent; Custodian; Independent
                        Accountants; Legal Counsel
       16(a)            Portfolio Transactions
         (b)            Portfolio Transactions
         (c)            Portfolio Transactions
         (d)            Portfolio Transactions

         (e)            Not Applicable
       17(a)            Additional Information - Description of Shares
         (b)            Not Applicable
       18(a)            Additional Purchase, Exchange, and Redemption
                        Information; Purchasing Shares
         (b)            Not Applicable
         (c)            Additional Purchase, Exchange, and Redemption
                        Information; Purchasing Shares
         (d)            Additional Purchase, Exchange, and Redemption
                        Information
       19(a)            Taxes
         (b)            Taxes
       20(a)            Distributor
         (b)            Not Applicable
         (c)            Not Applicable
       21(a)            Performance of the Gradison Government Reserves Fund
         (b)            Performance of the Established Value Fund
       22(a)            Independent Accountants
         (b)            Independent Accountants
         (c)            Not Applicable

Part C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     [LOGO]
                                 Victory Funds


                                   PROSPECTUS


                               GRADISON GOVERNMENT
                                  RESERVES FUND
                                 Class G Shares
                                  April 5, 1999


As with all mutual funds, the Securities and Exchange Commission has not approved the Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Or Call Victory at: 800-539-FUND
(800-539-3863)

Call Gradison McDonald: 513-579-5999 or
800-869-5999

                             THE VICTORY PORTFOLIOS


                                 PROSPECTUS FOR:
                        GRADISON GOVERNMENT RESERVES FUND


                                TABLE OF CONTENTS

                      RISK/RETURN SUMMARY OF THE FUND 2
              An analysis which includes the investment objective,
                              principal strategies,
                   principal risks, performance, and expenses


                                 Risk Factors 4


                                  Share Price 5


                      Dividends, Distributions, and Taxes 5


                            INVESTING WITH VICTORY 8
                              - How to Buy Shares 8
                           - How to Exchange Shares 11
                             - How to Sell Shares 12


                   Organization and Management of the Fund 14


                            Additional Information 16


                  Other Securities and Investment Practices 17


                             Financial Highlights 18


KEY TO FUND INFORMATION:



[Graphic] OBJECTIVE AND STRATEGIES The goals and the strategies that the Fund plans to use to pursue its investment objective.


[Graphic] RISK FACTORS The risks you may assume as an investor in the Fund.


[Graphic] PERFORMANCE
A summary of the historical performance of the Fund.


[Graphic] EXPENSES
The costs you will pay, directly or indirectly, as an investor in the Fund, including ongoing expenses.

                                                           [Graphic FDIC]

                                                           [Graphic BANK]

Shares of the Fund are:

  - Not insured by the FDIC;

  - Not deposits or other obligations of KeyBank or any of its affiliates;

  - Subject to possible investment risk, including possible loss of the amount invested.

   Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

GRADISON GOVERNMENT RESERVES FUND                            Risk/Return Summary






[Graphic] Investment Objective

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[Graphic] Principal Investment Strategies

The Fund pursues its investment objective by investing only in securities issued by the U.S. Government, its agencies and/or instrumentalities. Securities issued by U.S. Government instrumentalities such as the Student Loan Marketing Association (SLMA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank
(FHLB), Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Agricultural Mortgage Corporation (FAMC) are supported only by the credit of the federal instrumentality. The Fund intends to invest primarily, and may invest exclusively, in these instruments. The Fund plans, as much as possible, to invest in securities whose interest payments are exempt from state and local taxes.

Important Characteristics of the Fund:

Quality: The Fund invests only in U.S. Government securities, including agencies and instrumentalities of the U.S. Government. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

Maturity: The Fund has a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days. The Fund will invest in variable and floating rate instruments issued by agencies and instrumentalities of the U.S. Government. These securities are considered to be within the maturity range described above, despite having nominal remaining maturities greater than 397 days, because of their reset or floating rate features. For a description of variable and floating rate securities, see "Other Securities and Investment Practices" in this Prospectus.


[Graphic] Principal Risks


The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

- An agency or instrumentality defaults on its obligation and the U.S. Government does not provide financial support

- Short-term interest rates decline, causing the Fund to invest assets at lower rates

- The rate of inflation increases more quickly than the returns for money market funds

- The market value of floating or variable rate securities falls to the extent that the Fund's share price declines below $1.00 due to changing interest rate relationships among securities maturing at different times.


- Rapidly rising short-term interest rates cause securities held by ththe Fund to decline in value and cause the Fund's share price to decline below $1.00

     An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest In the Fund:

   - Investors seeking relative safety and easy access to investments

   - Investors with a low risk tolerance

   - Investors seeking preservation of capital

   - Investors willing to accept lower potential returns in return for safety

   - Investors seeking the ability to convert their investment to cash quickly

GRADISON GOVERNMENT RESERVES FUND                            Risk/Return Summary


[Graphic] Investment Performance


The chart shown below gives an indication of the risks and variability of returns by investing in the Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows the Fund's average annual returns for one year, five years, and ten years. The figures shown assume reinvestment of dividends and distributions. The performance information below reflects the performance of Gradison U.S. Government Reserves, the predecessor to the Fund. Returns for the Fund would be substantially similar because the shares will be invested in the same portfolio of securities.

[Graph]

1989     1990   1991    1992   1993       1994      1995    1996   1997    1998
----     ----   ----    ----   ----       ----      ----    ----   ----    ----
8.78%    7.61%  5.47%   3.33%  2.51%      3.45%     5.24%   4.75%  4.90%   4.87%

Past Performance Does Not Indicate Future Results.

During the period shown in the bar chart, the highest return for a quarter was 2.26% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.60% (quarter ending September 30, 1993).

[Chart]
  Average Annual Total Returns                     Past      Past 5     Past 10
  for the periods ended December 31, 1998        One Year     Years      Years

  Class G Shares                                  4.87%        4.64%      5.07%

The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The Fund's seven-day yield as of December 31, 1998 was 4.45%. For the Fund's current seven-day yield, call the Gradison Division of McDonald Investments Inc., an affiliate of Key Asset Management Inc. (Gradison McDonald), at 513-579-5999 or 800-869-5999 or the Fund at 800-539-FUND.

The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded. The Fund's seven-day effective yield as of December 31, 1998 was 4.55%.


[Graphic] Fund Expenses


This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund.

  Shareholder Transaction Expenses
  (paid directly from your investment)*                Class G
  -------------------------------------                -------

  Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                   None
--------------------------------------------------------------------------------
  Maximum Sales Charge Imposed on
  Reinvested Dividends                                  None
--------------------------------------------------------------------------------
  Deferred Sales Charge                                 None
--------------------------------------------------------------------------------
  Redemption Fees                                       None
--------------------------------------------------------------------------------
  Exchange Fees                                         None

*You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the net operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets.

  Annual Fund Operating Expenses                    Class G
  ------------------------------                    -------

  Management Fees(1)                                 0.44%
--------------------------------------------------------------------------------
  Distribution (12b-1) Fees                          0.10%
--------------------------------------------------------------------------------
  Other Expenses                                     0.34%
--------------------------------------------------------------------------------

  Total Fund Operating Expenses                      0.88%
--------------------------------------------------------------------------------

  Fee Waiver                                        (0.16%)
--------------------------------------------------------------------------------
  Net Expenses(2,3)                                  0.72%
              ====                                   ====

(1) The management fees are based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $400 million, 0.45% on the next $600 million, 0.40% on the next $1 billion, and 0.35% in excess of $2 billion.

(2) The expenses shown are based on historical expenses of the Fund adjusted to reflect current expenses.

(3) Key Asset Management Inc., the Fund's investment adviser (KAM or the Adviser), has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses at a maximum of 0.72% until at least April 1, 2001.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year    3 Years    5 Years   10 Years
                        ------    -------    -------   --------

  Class G                 $74      $248       $455      $1,054

*This Example assumes that Total Annual Fund Operating Expenses will equal 0.72% until April 1, 2001 and will equal 0.88% thereafter.

Risk Factors

This Prospectus describes the principal risks that you may assume as an investor in the Fund. The "Other Securities and Investment Practices" section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's yield and total return will fluctuate.

     The Fund is subject to the principal risks described below.

General risks:

- MARKET RISK is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

- MANAGER RISK is the risk that the Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus fail to achieve its objective.

- $1.00 NET ASSET VALUE RISK. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. The Fund could do this if there were a default on, or significant decline in value of, an investment held by the Fund. If this happened, you would own fewer shares.


Risks associated with investing in debt securities:

- INCOME RISK. Declines in the general level of short-term interest rates obligate the Fund to make new investments in securities that offer less interest than older securities.

- INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

- ADJUSTABLE RATE SECURITY RISK. The market price of an adjustable rate security may fall for various reasons, including the following:

    - the relationship among interest rates across a range of maturities (often referred to as the "yield curve") changes

    -   investors demand higher risk premiums

    -   investors believe that interest rates will rise

    - the supply of securities associated with the relevant benchmark interest rate or index exceeds the demand.

For example, an adjustable rate security's market price will decline if one or more of these factors causes the interest rate of newly-issued adjustable rate securities to be set at a level above the relevant benchmark interest rate or index greater than that of the older security. For instance, the market price of an outstanding adjustable rate note that pays 3.00% below a bank's prime lending rate will decline if comparable newly-issued adjustable rate notes offer 2.00% below the bank's prime rate.






[By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.]

[It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.]

[An investment in the Fund is not a complete investment program.]

SHARE PRICE

The Fund's share price, called its "net asset value" (NAV), is calculated each business day, normally at 12:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at the NAV that is calculated after you place your order. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange, Inc. (NYSE) are open or any day in which enough trading has occurred in the securities held by the Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     The Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. The Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the Statement of Additional Information (SAI).

     The Fund's performance can be found once a week in The Wall Street Journal and other newspapers.



DIVIDENDS, DISTRIBUTIONS, AND TAXES


As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net interest earned on investments after expenses. Money market funds usually do not realize capital gains; however, the Fund will distribute short-term gains, as necessary, and if the Fund does make a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

    Ordinarily, the Fund declares dividends daily and pays them monthly.

     You can receive distributions in one of the following ways. Please check with your Investment Professional to find out if these options are available to you. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

REINVESTMENT OPTION

   You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

[Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call Gradison McDonald at 513-579-5999 or 800-869-5999 or the Fund at 800-539-FUND.]

CASH OPTION

   A check will be mailed to you no later than seven days after the pay date.

DIRECTED DIVIDENDS OPTION

   In most cases, you can automatically reinvest distributions in the same class of shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

   In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the pay date. The bank account must have a registration identical to that of your Fund account.

    -   Important Information about Taxes

    - The Fund pays no federal income tax on the earnings and capital gains it distributes to its shareholders.

    - Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains, if any, are taxable as capital gain. Capital gains may be taxable at different rates depending on how long the Fund holds certain assets.

    - Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

    - Dividends from the Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from the Fund.

    - Certain dividends paid to you in January may be taxable as if they had been paid to you the previous December.


    - When you sell or exchange shares of the Fund you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

    - Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

    - An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

    - Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

    - You should review the more detailed discussion of federal income tax considerations in the SAI.



[The tax information in this Prospectus is provided as general information. You should consult your tax adviser about the tax consequences of an investment in the Fund.]

INVESTING WITH VICTORY


    If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional, a representative of Gradison McDonald at 513-579-5999 or 800-869-5999, or one of our customer service representatives at 800-539-FUND. They will be happy to assist you. The Fund offers only Class G Shares, which have no sales charge. Class G Shares are available only through certain broker-dealers.

[All you need to do to get started is to fill out an application.]







HOW TO BUY SHARES




[When you buy shares of the Fund, your cost will be $1.00 per share.]

You can buy shares in a number of different ways. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. The Fund offers only Class G shares. The Shares have no front-end or back-end sales charge. You can send in your investment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you a fee for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund. If you maintain a brokerage account with Gradison McDonald, you may buy or sell Fund shares without incurring any fees.

    If you buy shares directly from the Fund and your investment is received and accepted by 12:00 p.m. Eastern Time, your purchase will be processed the same day.

                           Make your check payable to:




                                    [Graphic]
                                       The
                                     Victory
                                      Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:


[Graphic] By Regular U.S. Mail


Send completed Account Applications with your check, bank draft, or money order to:



 The Victory Funds
 c/o Gradison McDonald
 580 Walnut Street
 Cincinnati, OH 45202

or

 The Victory Funds
 P.O. Box 8527
 Boston, MA 02266-8527


[Graphic] By Overnight Mail


Use the following address ONLY for overnight packages.


 The Victory Funds
 c/o Gradison McDonald
 580 Walnut Street
 Cincinnati, OH 45202
 PHONE: 513-579-5999

or

 The Victory Funds
 c/o Boston Financial Data Services
 66 Brooks Drive
 Braintree, MA 02184
 PHONE: 800-539-FUND



[Graphic] By Wire


The Transfer Agent may charge a wire fee of $10 for wires under $50,000, and your originating bank may charge a fee. Always call Gradison McDonald at 513-579-5999 or 800-869-5999 or the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

 The Victory Funds
 c/o Gradison McDonald
 Firstar Bank
 ABA #042000013
 For Credit to DDA
 Account #9307398
 (insert account number, name,
 and confirmation number
 assigned by Gradison McDonald)

or

 The Victory Funds
 State Street Bank and Trust Co.
 ABA #011000028
 For Credit to DDA
 Account #9905-201-1
 (insert account number, name,
 and confirmation number
 assigned by the Fund)




[Graphic] By Telephone


 Gradison McDonald at:
 513-579-5999
 or 800-869-5999


or

 Victory at:
 800-539-FUND
 (800-539-3863)



FAX Number:

800-529-2244


Telecommunication Device for the Deaf (TDD):

800-970-5296

- ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH) if this feature is available for your account. Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.


- Statements and Reports


You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in his or her statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.



- Automatic and Systematic Investment Plan


To enroll in the Automatic or Systematic Investment Plan, you should complete a separate Automatic Investment Plan Application. We will need both your bank account information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum initial investment requirement of $500 ($100 for IRAs), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.


- Retirement Plans


You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

[If you would like to make investments after your account is already established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.]

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order in its sole discretion. If your check is returned for any reason, you will be charged for any resulting fees and/or losses. Thirdparty checks may not be accepted by the Transfer Agent. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRAs), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

HOW TO EXCHANGE SHARES


You can sell shares of one fund of The Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. If your request is received and accepted by 4:00 p.m. Eastern Time, your exchange will be processed the same day. (See the more complete explanation below.)

    [You can obtain a list of funds available for exchange by calling the Gradison McDonald at 513-579-5999 or 800-869-5999 or the Fund at 800-539-FUND.]

    You can exchange shares of the Fund by writing or calling Gradison McDonald at 513-579-5999 or 800-869-5999 or the Transfer Agent at 800-539-FUND. When
    you exchange shares of the Fund, you should keep the following in mind:

    - Shares of the Fund selected for exchange must be available for sale in your state of residence.

    -   Both funds must offer the exchange privilege.

    - Shares of the Fund may be exchanged at relative net asset value if they are the same class.

    - If you own Class G Shares, you can exchange into Class G Shares, Select Shares, or any single class money market fund shares of a Victory Fund without paying a sales charge. If a Victory Fund has both Class G and Class A Shares, you can only exchange into Class G Shares. However, if you owned Gradison Shares as of the date of the reorganization, you can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

    -   Exchange orders will be accepted up to 4:00 p.m. Eastern Time.

    - You must meet the minimum purchase requirements for the fund you purchase by exchange.

    - The registration and tax identification numbers of the two accounts must be identical.

    - You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

    -   An exchange of Fund shares constitutes a sale for tax purposes.

    - Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

HOW TO SELL SHARES


If we receive and accept your request by 12:00 p.m. Eastern Time, your redemption will be processed the same day.


[Graphic] By Telephone

The easiest way to sell shares is by calling Gradison McDonald at 513-579-5999 or 800-869-5999 or the Fund at 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

    -   Mail a check to the address of record;

    -   Wire funds to a domestic financial institution;

    -   Electronically transfer your redemption via the Automated Clearing House
        (ACH). This feature is available only to certain accounts.

    The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

    If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


[Graphic] By Mail


Use the same Regular U.S. Mail or Overnight Mail Address listed for purchases to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

    -   Redemptions over $10,000;

    -   Your account registration has changed within the last 15 days;

    -   The check is not being mailed to the address on your account;

    -   The check is not being made payable to the owner of the account;

    - The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

    -   The check or wire is being sent to a different bank account.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

[Graphic] By Wire


If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 12:00 p.m. Eastern time, your funds will be wired on the same business day. There is a $10 wire fee for amounts less than $50,000.


[There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases. You will earn dividends up to and including the date your redemption request is processed.]

[Graphic] By ACH


Normally, if this feature is available for your account, your redemption will be processed on the same day or the next day if received after 12:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank, and the ACH feature is available for your account.



-   Check Writing


You may withdraw funds by writing a check for $100 or more without paying any fees. Checks also may be written in amounts of less than $100, in which case you will be charged a fee of $0.30 per check, which reimburses the Fund for expenses associated with clearing these checks. Shares continue to earn daily dividends until these checks are presented for payment. In order to activate the check writing option on your account, all owners on the account must sign a signature card. The names of payees of checks and the date checks are cashed appear on monthly transaction statements. You may not close your account by writing a check. Please call the Fund for a complete redemption.


-   Systematic Withdrawal Plan


If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more to start withdrawals. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted and that each withdrawal may be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your account balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


-   Additional Information about Redemptions


- Redemption proceeds from the sale of shares purchased by a check mamay be held up to 15 business days or until the purchase check has cleared.

- If you request a complete redemption, the Fund will include any didividends accrued with the redemption proceeds.

- The Fund may suspend your right to redeem your shares in the fofollowing circumstances:

        -   During non-routine closings of the NYSE;

        -   When the Securities and Exchange Commission (SEC) determines that
            (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Fund's securities; or

        -   When the SEC orders a suspension to protect the Fund's shareholders.

- The Fund will pay redemptions by any one shareholder during any 9090-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

ORGANIZATION AND MANAGEMENT OF THE FUND


-   About Victory


The Fund is a member of The Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.


-   The Investment Adviser and Sub-Administrator


The Fund has an Advisory Agreement which is one of the Fund's most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the Adviser of the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114. McDonald & Co. Securities Inc. was the former adviser of the Fund. Since the merger with KeyCorp, Gradison McDonald became a subsidiary of KeyCorp. KAM will be paid a management fee based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $400 million, 0.45% on the next $600 million, 0.40% on the next $1 billion, and 0.35% in excess of $2 billion.

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Fund's administrator, pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.


     Gradison McDonald acts as an administrative agent to the Fund and is paid a fee for these services.


-   Distribution and Service Plan


Under the terms of a Distribution and Service Plan adopted according to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays to the Distributor a monthly distribution fee at an annual rate of 0.10% of the average daily net assets of the Fund. The Rule 12b-1 fee is paid to securities broker-dealers or other financial intermediaries for providing personal services to shareholders of the Fund, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Fund may enter into agreements with various shareholder servicing agents, including KeyCorp and its affiliates, and with other financial institutions that provide such services.

    Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.








[We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to its shareholders. Each of these organizations is paid a fee for its services.]

                        OPERATIONAL STRUCTURE OF THE FUND





                                    Trustees   --------------------- Adviser



                                  Shareholders


                          Financial Services Firms and
                         their Investment Professionals
                         Advise current and prospective
                     shareholders on their Fund investments.

                               -----------------


    Transfer Agent/Servicing Agent
  State Street Bank and Trust Company                    Gradison Division
          225 Franklin Street                       of McDonald Investments Inc.
           Boston, MA 02110                              580 Walnut Street
                                                        Cincinnati, OH 45203
    Boston Financial Data Services
          Two Heritage Drive                            Provides services to
           Quincy, MA 02171                             certain shareholders.

Handles services such as record-keeping,
 statements, processing of buy and sell
  requests, distribution of dividends,
 and servicing of shareholder accounts.

                               -----------------


                           Administrator, Distributor,
                               and Fund Accountant
                               BISYS Fund Services
                               and its affiliates
                                3435 Stelzer Road
                               Columbus, OH 43219

                  Markets the Fund, distributes shares through
                          Investment Professionals, and
                         calculates the value of shares.
                          As Administrator, handles the
                       day-to-day activities of the Fund.

                               -----------------


                                    Custodian
                         Key Trust Company of Ohio, N.A.
                                127 Public Square
                               Cleveland, OH 44114

                         Provides for safekeeping of the
                        Fund's investments and cash, and
                        settles trades made by the Fund.

                               -----------------

                                Sub-Administrator
                            Key Asset Management Inc.
                                127 Public Square
                               Cleveland, OH 44114

                                Performs certain
                          sub-administrative services.

                               -----------------


[The Fund is supervised by the Board of Trustees who monitors the services provided to investors.]

ADDITIONAL INFORMATION


- Share Classes


The Fund offers only the Class G Shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares through a separate prospectus. The Fund is the successor to Gradison U.S. Government Reserves since the completion of a reorganization with The Victory Portfolios.


- Code of Ethics


The Fund and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.


- Banking Laws


The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.



- Year 2000 Issues


Like all mutual funds, the Fund could
be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The Fund's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Fund. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Fund.


- Shareholder Communications


In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any financial reports, prospectuses, and their supplements.

[Some additional information you should know about the Fund.]

[If you would like to receive additional copies of any materials, please call Gradison McDonald at 513-579-5999 or 800-869-5999 or the Fund at 800-539-FUND.]

OTHER SECURITIES AND INVESTMENT PRACTICES


The following table describes some of the types of securities the Fund may purchase under normal market conditions. For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For detailed descriptions of each of these investments, see the SAI.


    U.S. GOVERNMENT SECURITIES. Notes and bonds issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.

    U.S. GOVERNMENT INSTRUMENTALITIES. Securities issued by U.S. Government instrumentalities such as the Student Loan Marketing Association (SLMA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Federal Home Loan Mortgage Corporation (FHLMC), and the Federal Agricultural Mortgage Corporation (FAMC) are supported only by the credit of the federal instrumentality. The Fund intends to invest primarily, and may invest exclusively, in these instruments.

    WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of the Fund.

    REPURCHASE AGREEMENTS. An agreement involving the Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.

    VARIABLE & FLOATING RATE SECURITIES. The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. Some of these securities may be illiquid.

    ZERO COUPON BONDS. These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.






* The Fund may concentrate its investments in government securities and certain instruments issued by domestic banks.

+ Derivative Instruments: Indicates a "derivative instrument," whose value is linked to, or derived from another security, instrument, or index. The Fund may, but is not required to, use derivative instruments for any of the following reasons:
      - To hedge against adverse changes in the market value of securities
      - As a temporary substitute for purchasing or selling securities
      - In limited situations, to attempt to profit from anticipated market developments

[Graphic] FINANCIAL HIGHLIGHTS                 GRADISON GOVERNMENT RESERVES FUND




The Financial Highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

    These financial highlights reflect historical information about Gradison U.S. Government Reserves, the predecessor to the Fund. The financial highlights were audited by Arthur Andersen LLP, whose report, along with the financial statements of the Gradison U.S. Government Reserves Fund, are included in that fund's annual report, which is available by calling Gradison McDonald at 800-869-5999 or 513-579-5999 or the Fund at 800-539-FUND.





                                                        Year            Year            Year            Year            Year
                                                        Ended           Ended           Ended           Ended           Ended
                                                      Sept. 30,       Sept. 30,       Sept. 30,       Sept. 30,       Sept. 30,
                                                        1998            1997            1996            1995            1994

NET ASSET VALUE AT BEGINNING OF YEAR                $      1.000     $   1.000    $     1.000   $      1.000       $    1.000
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       .049          .047           .047           .050             .029
---------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                       (.049)        (.047)         (.047)         (.050)           (.029)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF YEAR                      $      1.000     $   1.000 $        1.000   $      1.000       $    1.000
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                                4.98%         4.85%          4.86%          5.10%            2.97%
---------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (in millions)             $    1,933.8     $  1,610.1   $   1,333.1   $    1,224.1       $  1,001.2
Ratio of gross expenses to average net assets(a)             .73%           .73%          .76%           .80%             --

Ratio of net expenses to average net assets(b)               .72%           .72%          .75%           .78%             .80%
Ratio of net investment income to average
net assets(b)                                               4.86%          4.75%         4.72%          5.00%            2.90%



(a) Effective for the fiscal year ended September 30, 1995, this ratio reflects gross expense before reduction for earnings credits on cash balances; such reductions are included in the ratio of net expenses.

(b) During the year ended September 30, 1994, Gradison U.S. Government Reserves' investment adviser absorbed expenses of that fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of expenses to average net assets was 0.81% and the ratio of net investment income to average net assets was 2.89%.


                     This page is intentionally left blank.

                     This page is intentionally left blank.

                                                           PRESORTED STANDARD
                                                              U.S. POSTAGE
                                                                  PAID
                                                              CLEVELAND, OH
                                                             Permit No. 469

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

    If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or Gradison McDonald.



- STATEMENT OF ADDITIONAL INFORMATION (SAI)


Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

- ANNUAL AND SEMI-ANNUAL REPORTS


Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

- HOW TO OBTAIN INFORMATION


BY TELEPHONE: Call Gradison McDonald at 513-579-5999 or 800-869-5999 or Victory Funds at 800-539-FUND (800-539-3863).



You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

BY MAIL:    The Victory Funds         or   The Victory Funds
            c/o Gradison McDonald          P.O. Box 8527
            580 Walnut Street              Boston, MA 02266-8527
            Cincinnati, OH 45202

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

ON THE INTERNET: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.


                   If you would like to receive copies of the annual and semi-annual reports and/or the SAI at no charge, please call
                              Gradison McDonald at
                          513-579-5999 or 800-869-5999
                                 or the Fund at
                                  800-539-FUND.

The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


                                     [LOGO]
                                 VICTORY FUNDS
                  Investment Company Act File Number. 811-4852



PRINTED ON RECYCLED PAPER

                                                               VF-GGR-PRO (4/99)

                                    [LOGO]
                                 VICTORY FUNDS


                                   PROSPECTUS

                                   ESTABLISHED
                                   VALUE FUND
                                 Class G Shares
                                  April 5, 1999




As with all mutual funds, the Securities and Exchange Commission has not approved the Fund's securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Call Victory:  800-539-FUND or 800-539-3863

Or Call Gradison McDonald:  513-579-5999 or 800-869-5999

                             THE VICTORY PORTFOLIOS


                                 PROSPECTUS FOR:
                             ESTABLISHED VALUE FUND


                                TABLE OF CONTENTS

                      RISK/RETURN SUMMARY OF THE FUND 2
             An analysis which includes the investment objective,
                              principal strategies,
                   principal risks, performance, and expenses


                                 Risk Factors 4


                                  Share Price 5


                      Dividends, Distributions, and Taxes 5


                            INVESTING WITH VICTORY 8
                              - How to Buy Shares 8
                           - How to Exchange Shares 11
                             - How to Sell Shares 12


                   Organization and Management of the Fund 14


                            Additional Information 16


                  Other Securities and Investment Practices 17


                             Financial Highlights 18


KEY TO FUND INFORMATION



OBJECTIVE AND STRATEGIES The goals and the strategies that the Fund plans to use to pursue its investment objective.


RISK FACTORS The risks you may assume as an investor in the Fund.


PERFORMANCE
A summary of the historical performance of the Fund in comparison to an unmanaged index.


EXPENSES
The costs you will pay, directly or indirectly, as an investor in the Fund, including ongoing expenses.

                                                           [Graphic] FDIC

                                                           [Graphic] BANK

Shares of the Fund are:
  - Not insured by the FDIC;
  - Not deposits or other obligations of KeyBank or any of its affiliates;
  - Subject to possible investment risks, including possible loss of the amount invested.

ESTABLISHED VALUE FUND                                       RISK/RETURN SUMMARY






         [ICON] INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term capital growth by investing primarily in common stocks.

         [ICON] PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalization of $1 billion or more. The companies are usually selected from those in the Standard & Poor's Composite Stock Price Index (S&P 500).

    In making investment decisions, Key Asset Management Inc., the Fund's investment adviser (KAM or the Adviser), looks for companies whose stock is trading at prices below what the Adviser believes represent their true value. When selecting investments for the Fund's portfolio, the Adviser looks for the following characteristics, among others; consistent earnings growth; risk-adjusted growth combined with dividend yield; rising earnings; price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and the rate at which a stock's price is rising. The Adviser uses a computer model to assist in selecting securities that appear favorably priced.

    Under normal market conditions, the Fund:

    - Will invest at least 80% of its total assets in equity securities of companies with market capitalization of $1 billion or more. These equity investments include:

         -   Common stock

         -   Convertible preferred stock

         -   Debt convertible or exchangeable into equity securities

    -   May invest up to 20% of its total assets in:

         -   Short-term U.S. Government obligations

         -   Repurchase agreements

         -   Other money market obligations

         -   Investment grade debt securities


         [ICON] PRINCIPAL RISKS


The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

    -   The market value of securities acquired by the Fund declines

    - Value stocks decline in price faster than growth stocks or other types of stocks

    - A particular strategy does not produce the intended result or the portfolio manager does not execute the strategy effectively

    -   A company's earnings do not increase as expected

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

Who May Want to Invest In the Fund:

    -   Investors who want a diversified portfolio of equity securities

    -   Investors willing to accept the risk of price and dividend fluctuations

    - Investors willing to accept higher short-term risk along with higher potential long-term returns

    - Long-term investors with a particular goal, like saving for retirement or a child's education

    -   Investors who want potential growth over time

ESTABLISHED VALUE FUND                                       RISK/RETURN SUMMARY


         [ICON] INVESTMENT PERFORMANCE

The chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance as of December 31 from year to year for the last ten years. The table below shows how the Fund's average annual returns for one year, five years, and ten years compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions. The performance information below reflects the performance of the Gradison Established Value Fund, the predecessor to the Fund. Returns for the Fund would be substantially similar because the shares will be invested in the same portfolio of securities. The performance information would differ only to the extent that the Fund and its predecessor have different expense ratios.

 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
16.05%  -8.11%  22.23%  10.20%  20.78%  0.32%   26.44%  19.32%  22.65%   6.12%

Past performance does not indicate future results.

During the period shown in the bar chart, the highest return for a quarter was 14.12% (quarter ending December 31, 1998) and the lowest return for a quarter was -13.23% (quarter ending September 30, 1998).

  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED            PAST       PAST       PAST
  DEC. 31, 1998)                  ONE YEAR    5 YEARS   10 YEARS
  --------------                  --------    -------   --------

  Glass G Shares                     6.12%    14.52%     13.08%
--------------------------------------------------------------------------------
  S&P 500 Index                     28.58%    24.06%     19.21%

*The S&P 500 Index of large capitalization companies is a widely recognized, unmanaged index of common stock prices.




         [ICON] FUND EXPENSES



This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund.

  SHAREHOLDER TRANSACTION EXPENSES
  (PAID DIRECTLY FROM YOUR INVESTMENT)*               CLASS G
  -------------------------------------               -------

  Maximum Sales Charge Imposed on Purchases           NONE
  (as a percentage of offering price)
--------------------------------------------------------------------------------
  Maximum Sales Charge Imposed
  on Reinvested Dividends                             NONE
--------------------------------------------------------------------------------
  Deferred Sales Charge                               NONE**
--------------------------------------------------------------------------------
  Redemption Fees                                     NONE
--------------------------------------------------------------------------------
  Exchange Fees                                       NONE

**You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

The Annual Fund Operating Expenses table below illustrates the net operating expenses that you will incur as a shareholder of the Fund. The Fund pays these expenses from its assets.

  ANNUAL FUND OPERATING EXPENSES                    CLASS G
  ------------------------------                    -------

  Management Fees(1)                                  0.51%
--------------------------------------------------------------------------------
  Distribution (12b-1) Fees                          0.50%
--------------------------------------------------------------------------------
  Other Expenses                                     0.25%
--------------------------------------------------------------------------------
  Total Fund Operating Expenses                      1.26%
                                                     ----
--------------------------------------------------------------------------------
  Fee Waiver                                        (0.16)%
--------------------------------------------------------------------------------
  Net Expenses(2)                                    1.10%
                                                     ====


(1) The management fees are based on the average daily net assets of the Fund at an annual rate of 0.65% on the first $100 million, 0.55% on the next $100 million, and 0.45% in excess of $200 million.

(2) The expenses shown are based on historical expenses of the Fund adjusted to reflect current expenses. KAM has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses at a maximum of 1.10% until at least April
     1, 2001.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 Year    3 Years    5 Years   10 Years
                        ------    -------    -------   --------

  Class G                $112      $367       $660      $1,494

*This Example assumes that Total Annual Fund Operating Expenses will equal 1.10% until April 1, 2001 and will equal 1.26% thereafter.

[ICON] RISK FACTORS




[By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.]

This Prospectus describes the principal risks that you may assume as an investor in the Fund. The "Other Securities and Investment Practices" section in this Prospectus provides additional information on the securities mentioned in the Risk/Return Summary for the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate. You may lose money if the Fund's investments do not perform well.

The Fund is subject to the principal risks described below.

General risks:

- MARKET RISK is the risk that the market value of a security may flfluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

- MANAGER RISK is the risk that the Fund's portfolio manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the portfolio manager may fail to execute the Fund's investment strategy effectively and, thus, fail to achieve its objective.


Risk associated with investing
in equity securities:

- Equity risk is the risk that the value of the security will flfluctuate in response to changes in earnings or other conditions affecting the issuer's profitability or as a result of a general market decline.

     Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


[It is important to keep in mind one basic principle of investing: in general, the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.]

[An investment in the Fund is not a complete investment program.]

SHARE PRICE




The Fund calculates its share price, called its "net asset value" (NAV), each business day, at the close of trading on the New York Stock Exchange, Inc.
(NYSE), which is normally at 4:00 p.m. Eastern Time. The share price of Class G Shares is equal to the Fund's Class G NAV. You may buy, exchange, and sell your shares on any business day at the NAV that is calculated after you place your order. A business day is a day on which the Federal Reserve Bank of Cleveland and the NYSE are open or any day in which enough trading has occurred in the securities held by the Fund to materially affect the NAV. You may not be able to buy or sell shares on certain holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     The Fund values its investments based on market value. When market quotations are not readily available, the Fund values its investments based on fair value methods approved by the Board of Trustees of The Victory Portfolios. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

                 Total Assets - Liabilities
       NAV = --------------------------------
               Number of Shares Outstanding


You can find the Fund's net asset value each day in the Wall Street Journal and other newspapers.




[The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.]




DIVIDENDS, DISTRIBUTIONS, AND TAXES


[Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.]



As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends quarterly. Generally, the Fund will distribute short-term capital gains, as necessary, and if the Fund makes a long-term capital distribution, it is normally paid at least once a year.

     You can receive distributions in one of the following ways. Please check with your Investment Professional to find out if these options are available to you. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

  REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

  CASH OPTION

A check will be mailed to you no later than seven days after the pay date.

[Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call the Fund at 800-359-FUND or Gradison McDonald at 513-579-5999 or 800-869-5999.]

  INCOME EARNED OPTION

You can automatically reinvest your dividends in your Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

  DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in the same class of shares of another fund of The Victory Portfolios. If you reinvest your distributions in a different class of another fund, you may pay a sales charge on the reinvested distributions.

  DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the pay date. The bank account must have a registration identical to that of your Fund account.

- IMPORTANT INFORMATION ABOUT TAXES


The Fund pays no federal income tax on the earnings and capital gains it distributes to its shareholders.

- Ordinary dividends from the Fund are taxable to shareholders as orordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain. Capital gains may be taxable at different rates depending upon how long the Fund holds certain assets.

- Dividends are treated in the same manner for federal income tax pupurposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.


- Dividends from the Fund that are attributable to interest on cecertain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from the Fund.

- An exchange of the Fund's shares for shares of another fund will bebe treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

- Certain dividends paid to you in January will be taxable as if ththey had been paid to you the previous December.

- Tax statements will be mailed from the Fund every January showing ththe amounts and tax status of distributions made to you.

- Because your tax treatment depends on your purchase price and tax poposition, you should keep your regular account statements for use in determining your tax.

- You should review the more detailed discussion of federal income tatax considerations in the Statement of Additional Information.

     The following table provides general guidelines for potential federal income tax liability when you sell or exchange shares of the Fund (unless your investment is in a tax-deferred retirement plan like an IRA). In general, distributions are taxable as follows:

[The tax information in this Prospectus is provided as general information. You should consult your tax adviser about the tax consequences of an investment in the Fund.]

                                               Tax Rate for
                                Tax Rate for   28% Bracket
  Type of Distribution          15% Bracket     or Above
  --------------------          -----------     --------

  Income                        Ordinary       Ordinary
  dividends                     income rate    income rate
---------------------------------------------------------------
    Short-term capital
  gains (Shares sold            Ordinary       Ordinary
  up to 12 months               income rate    income rate
  after purchase)
---------------------------------------------------------------
    Long-term capital
  gains (Shares sold
  more than 12 months               10%            20%
  after purchase)


INVESTING WITH VICTORY




     If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional, a representative of the Gradison McDonald Division of McDonald Investments Inc., an affiliate of KAM (Gradison McDonald), at 513-579-5999 or 800-869-5999, or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

     The Fund offers only Class G Shares, which have no sales charge. Class G Shares are available only through certain broker-dealers.

[All you need to do to get started is to fill out an application.]





[An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.]



HOW TO BUY SHARES


You can buy shares in a number of different ways. The minimum initial investment required to open an account is $500 ($100 for IRAs), with additional investments of at least $25. The Fund offers only Class G Shares, which do not have a sales charge. You can send in your investment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you a fee for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund. If you maintain a brokerage account with Gradison McDonald, you may buy or sell Fund shares without incurring any fees.

     If you buy shares directly from the Fund and your investment is received and accepted by the close of trading on the NYSE (usually 4:00 p.m. Eastern
Time), your purchase will be processed the same day using that day's share price.

                           Make your check payable to:




                                     [Logo]
                                       The
                                     Victory
                                      Funds

Keep the following addresses handy for purchases, exchanges, or redemptions:


      [ICON] By Regular U.S. Mail


 Send completed Account Applications with your check, bank draft, or money order to:


 The Victory Funds
 P.O. Box 8527
 Boston, MA 02266-8527


 The Victory Funds
 c/o Gradison McDonald
 580 Walnut Street
 Cincinnati, OH  45202


      [ICON] By Overnight Mail


 Use this address ONLY for overnight packages.



 The Victory Funds
 c/o Boston Financial Data Services
 66 Brooks Drive
 Braintree, MA 02184
 PHONE: 800-539-FUND


 The Victory Funds
 c/o Gradison McDonald
 580 Walnut Street
 Cincinnati, OH 45202
 PHONE: 513-579-5999
 or: 800-869-5999


      [ICON] By Wire


The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent BEFORE wiring funds and to obtain a confirmation number.



 The Victory Funds 800-539-FUND
 State Street Bank and Trust Co.
 ABA #011000028
 For Credit to DDA
 Account #9905-201-1
 For Further Credit to Account (insert account number, name, and confirmation number assigned by the Transfer Agent)


 Gradison McDonald
 513-579-5999 or
 800-869-5999
 Firstar Bank
 ABA #042000013
 For Credit to DDA
 Account #9307703


      [ICON] Telephone Number


 Victory at:
 800-539-FUND
 or (800-539-3863)


 Gradison McDonald at:
 513-579-5999
 or (800-869-5999)

----------------
FAX Number:

800-529-2244


Telecommunication
Device for the
Deaf (TDD):

800-970-5296

-----------------

- ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH) if this feature is available for your account. Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.


- STATEMENTS AND REPORTS


You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in his or her account statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.



- SYSTEMATIC AND AUTOMATIC INVESTMENT PLAN


To enroll in the Systematic or Automatic Investment Plan, you should check this box on the Account Application or complete a separate Automatic Investment Plan Application. We will need your bank account information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum initial investment requirement of $500 ($100 for IRA's), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.


- RETIREMENT PLANS


You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

[If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.]

                              All purchases must be
                            made in U.S. dollars and
                            drawn on U.S. banks. The
                          Transfer Agent may reject any
                    purchase order in its sole discretion. If
                     your check is returned for any reason,
                you will be charged for any resulting fees and/or
               losses. Third party checks may not be accepted. You
                may only buy or exchange into fund shares legally
            available in your state. If your account falls below $500
           ($100 for IRAs), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

HOW TO EXCHANGE SHARES




You can sell shares of one fund of the Victory Portfolios to buy shares of another. This is considered an exchange. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges.

[You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND or Gradison McDonald at 513-579-5999 or 800-869-5999.]

    You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-539-FUND or Gradison McDonald at 513-579-5999 or 800-869-5999. When
    you exchange shares of the Fund, you should keep the following in mind:

    - Shares of the Fund selected for exchange must be available for sale in your state of residence.

    -   Both funds must offer the exchange privilege.

    - Shares of the Fund may be exchanged at relative net asset value if they are the same class.

    - If you own Class G Shares, you can exchange into Class G Shares, Select Shares, or any single class money market fund shares of a Victory Fund without paying a sales charge. If a Victory Fund has both Class G and Class A Shares, you can exchange into only Class G Shares. If you owned Gradison Shares on the reorganization date, you can exchange into Class A Shares of any Victory Fund that does not offer Class G Shares without paying a sales charge.

    -   Exchange orders will be accepted up to 4:00 p.m. Eastern Time.

    - You must meet the minimum purchase requirements for the fund you purchase by exchange.

    - The registration and tax identification numbers of the two accounts must be identical.

    - You must hold the shares you buy when you establish your account for at least seven days before you can exchange them; after the account is open seven days, you can exchange shares on any business day.

    - The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

    -   An exchange of Fund shares constitutes a sale for tax purposes.

    - Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

HOW TO SELL SHARES




If we receive and accept your request by the close of trading on the NYSE (usually 4:00 p.m. Eastern Time), your redemption will be processed the same day.


         [ICON] BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND or Gradison McDonald at 513-579-5999 or 800-869-5999. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

    -   Mail a check to the address of record;

    -   Wire funds to a domestic financial institution;

    -   Electronically transfer your redemption via the Automated Clearing House
        (ACH).  This feature is available only to certain accounts.

    The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

    If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


            [ICON] BY MAIL



Use the Regular U.S. Mail or Overnight Mail Address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

    -   Redemptions over $10,000;

    -   Your account registration has changed within the last 15 days;

    -   The check is not being mailed to the address on your account;

    -   The check is not being made payable to the owner of the account;

    - The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

    -   The check or wire is being sent to a different bank account.

    You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.



[There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.]


         [ICON] By Wire


If you want to sell shares by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

         [ICON] By ACH


Normally, your redemption will be processed on the same day or the next day if received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank, and the ACH feature is available for your account.


- SYSTEMATIC WITHDRAWAL PLAN


If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more to start withdrawals. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted and that each withdrawal may be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.




- ADDITIONAL INFORMATION ABOUT REDEMPTIONS


- Redemption proceeds from the sale of shares purchased by a check mamay be held up to 15 business days or until the purchase check has cleared.

- The Fund may suspend your right to redeem your shares in the fofollowing circumstances:

    -   During non-routine closings of the NYSE;

    - When the Securities and Exchange Commission (SEC) determines that (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Fund's securities; or

    -   When the SEC orders a suspension to protect the Fund's shareholders.

- The Fund will pay redemptions by any one shareholder during any 9090-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

ORGANIZATION AND MANAGEMENT OF THE FUND






- ABOUT VICTORY


The Fund is a member of The Victory Portfolios, a group of over 30 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.


- THE INVESTMENT ADVISER
  AND SUB-ADMINISTRATOR

The Fund has an Advisory Agreement which is one of its most important contracts. Key Asset Management Inc. (KAM), a New York corporation registered as an investment adviser with the SEC, is the adviser to the Fund. KAM, a subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. Affiliates of the Adviser manage approximately $68 billion for a limited number of individual and institutional clients. KAM's address is 127 Public Square, Cleveland, Ohio 44114. McDonald & Co. Securities Inc. was the former adviser of the Fund. Since the merger with KeyCorp, Gradison McDonald became a subsidiary of KeyCorp. KAM will be paid a management fee based on the average daily net assets of the Fund at an annual rate of 0.65% on the first $100 million, 0.55% on the next $100 million, and 0.45% in excess of $200 million.

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Fund's administrator, pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.


- PORTFOLIO MANAGEMENT


William J. Leugers, Jr., Daniel R. Shick and Gary H. Miller have been the Co-Portfolio Managers of the Fund and its predecessor, the Gradison Established Value Fund since 1984, 1993 and 1998, respectively, and together are primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Leugers and Shick are Portfolio Managers and Managing Directors of Gradison McDonald. Mr. Miller has been a Vice President and Portfolio Manager of Gradison McDonald since 1998; prior to which he was a Portfolio Trader with Gradison McDonald since 1993. Messrs. Leugers, Shick and Miller are also Co-Portfolio Managers of the Victory Small Company Opportunity Fund.


- DISTRIBUTION AND SERVICE PLAN


Under the terms of a Distribution and Service Plan adopted according to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays to the Distributor a monthly service fee at an annual rate of 0.25% of the average daily net assets of the Fund. The service fee is paid to securities broker-dealers or other financial intermediaries for providing personal services to shareholders of the Fund, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, and with other financial institutions that provide such services.

    The Fund also annually pays the Distributor a monthly distribution fee in an additional amount up to 0.25% of the Fund's average daily net assets. The distribution fee is paid to the Distributor for general distribution services and for selling shares of the Fund. The Distributor makes payments to agents who provide these services.

    Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to its shareholders. Each of these organizations is paid a fee for its services.]

                        OPERATIONAL STRUCTURE OF THE FUND





                                    Trustees                            Adviser



                                  Shareholders


                          Financial Services Firms and
                         their Investment Professionals
                         Advise current and prospective
                     shareholders on their Fund investments.



                             ---------------------

                         Transfer Agent/Servicing Agent
                       State Street Bank and Trust Company
                               225 Franklin Street
                                Boston, MA 02110

                         Boston Financial Data Services
                               Two Heritage Drive
                                Quincy, MA 02171

 Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends,
                     and servicing of shareholder accounts.


                             ---------------------

                                Gradison Division
                          of McDonald Investments Inc.
                                580 Walnut Street
                              Cincinnati, OH 45202

                                Provides services
                                   to certain
                                  shareholders.


                             ---------------------

                           Administrator, Distributor,
                               and Fund Accountant
                               BISYS Fund Services
                               and its affiliates
                                3435 Stelzer Road
                               Columbus, OH 43219

                  Markets the Fund, distributes shares through
                          Investment Professionals, and
                         calculates the value of shares.
                          As Administrator, handles the
                       day-to-day activities of the Fund.

                             ---------------------

                                    Custodian
                         Key Trust Company of Ohio, N.A.
                                127 Public Square
                               Cleveland, OH 44114

                         Provides for safekeeping of the
                        Fund's investments and cash, and
                        settles trades made by the Fund.

                             ---------------------

                                Sub-Administrator
                            Key Asset Management Inc.
                                127 Public Square
                               Cleveland, OH 44114

                                Performs certain
                          sub-administrative services.


[The Fund is supervised by the Board of Trustees who monitors the services provided to investors.]

ADDITIONAL INFORMATION


[Some additional information you should know about the Fund.]


- SHARE CLASSES


The Fund offers only the Class G Shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares through a separate prospectus. The Fund is the successor to the Gradison Established Value Fund since the completion of a reorganization with The Victory Portfolios.


- CODE OF ETHICS


The Fund and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.


- BANKING LAWS


The Adviser is a subsidiary of a bank holding company. Banking laws, including the Glass-Steagall Act, currently prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as an investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may pay third parties for performing these functions and buy shares of such an investment company for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.


- PERFORMANCE


The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations, such as Lipper Analytical Services, Inc., and industry publications such as Morningstar, Business Week, or Forbes. You also should see "Investment Performance."


- YEAR 2000 ISSUES


Like all mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The Fund's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Fund. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Fund.


- SHAREHOLDER COMMUNICATIONS


In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of any financial reports, prospectuses and their supplements.


[If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND or Gradison McDonald at 513-579-5999 or 800-869-5999.]

OTHER SECURITIES AND INVESTMENT PRACTICES




The following table describes some of the types of securities the Fund may choose to buy under normal market conditions. The Fund primarily invests in equity securities. However, for cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For more information on ratings and detailed descriptions of each of the investments, see the Statement of Additional Information.


    U.S. EQUITY SECURITIES. Includes common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

    EQUITY SECURITIES OF FOREIGN COMPANIES TRADED ON U.S. EXCHANGES. Can include common stock, preferred stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

    U.S. GOVERNMENT SECURITIES. Notes and bonds issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality.

    SHORT-TERM DEBT OBLIGATIONS. Includes bankers' acceptances, certificates of deposit, prime quality commercial paper, Eurodollar obligations, variable and floating rate notes, cash, and cash equivalents.

    SECURITIES LENDING. To generate additional income, the Fund may lend its portfolio securities. The Fund will receive collateral for the value of the security plus any interest due. The Fund only will enter into loan arrangements with entities that the Adviser has determined are creditworthy. According to an exemptive order received from the SEC, Key Trust Company of Ohio, N.A., the Fund's Custodian and lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

    REPURCHASE AGREEMENTS. An agreement involving the Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument. Subject to an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Victory funds into a single transaction.

[ICON] FINANCIAL HIGHLIGHTS                             ESTABLISHED VALUE FUND




The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

    These financial highlights reflect historical information about the Gradison Established Value Fund, the predecessor to the Fund. The financial highlights for the four fiscal years or period ended March 31, 1998 and the fiscal year ended April 30, 1994 were audited by Arthur Andersen LLP, whose report, along with the financial statements of the Gradison Established Value Fund, are included in that fund's annual report, which is available by calling the Fund at 800-539-FUND or Gradison McDonald at 513-579-5999 or 800-869-5999.

                                            6 Months                                                          11
                                              Ended            Year            Year            Year           Months          Year
                                            Sept. 30,          Ended           Ended           Ended           Ended          Ended
                                              1998           Mar. 31,        Mar. 31,        Mar. 31,        Mar. 31,       Apr. 30,
                                           (unaudited)         1998            1997            1996           1995(a)         1994
                                           -----------         ----            ----            ----           -------         ----
NET ASSET VALUE,
   BEGINNING OF PERIOD                       $33.941         $28.827         $27.567         $23.381         $22.515        $21.375
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                        .212            .465            .445            .436            .376           .256
   Net gains or losses on securities
     (both realized and unrealized)           (4.889)          7.699           3.615           5.190           1.520          2.104
------------------------------------------------------------------------------------------------------------------------------------
       Total from
         Investment Operations                (4.677)          8.164           4.060           5.626           1.896          2.360
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions
   Dividends from net investment income        (.220)          (.480)          (.450)          (.430)          (.370)         (.220)
   Distributions from realized capital gains   (.980)         (2.570)         (2.350)         (1.010)          (.660)        (1.000)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                      (1.200)         (3.050)         (2.800)         (1.440)         (1.030)        (1.220)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $28.064         $33.941         $28.827         $27.567         $23.381        $22.515
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                  (14.23)%(b)      29.67%          15.14%          24.84%           8.85%(b)      11.30%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in millions)      $ 471.2        $  567.3        $  429.7        $  366.4        $  277.4       $  253.3
Ratio of gross expenses to
   average net assets(c)                        1.09%(d)        1.10%           1.12%           1.16%          --             --
Ratio of net expenses to
   average net assets                           1.09%(d)        1.10%           1.12%           1.15%           1.20%(d)       1.22%
Ratio of net investment income
   to average net assets                        1.31%(d)        1.44%           1.57%           1.70%           1.87%(d)       1.15%
Portfolio Turnover                                18%             20%             31%             18%             24%            38%


(a) The Fund changed its fiscal year to March 31.
(b) Total return represents the actual return over the period and has not been annualized.
(c) Effective March 31, 1996 this ratio reflects gross expenses before reduction for earnings credits; such reductions are included in the ratio of net expenses.
(d) Annualized.

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                                                                              19

                     This page is intentionally left blank.

                                                         PRESORTED STANDARD
                                                            U.S. POSTAGE
                                                                PAID
                                                            CLEVELAND, OH
                                                           Permit No. 469

The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

                   If you would like a free copy of any of the
                  following documents or would like to request other information regarding the Fund, you can call or write the Fund or Gradison McDonald.



- STATEMENT OF ADDITIONAL INFORMATION (SAI)


Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

- ANNUAL AND SEMI-ANNUAL REPORTS


Describes the Fund's performance, lists portfolio holdings, and discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

- HOW TO OBTAIN INFORMATION


BY TELEPHONE: Call Victory Funds at 800-539-FUND (800-539-3863) or Gradison McDonald at 513-579-5999 or 800-869-5999.

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 800-SEC-0330 for information on the operation of the SEC's Public Reference Room.)

BY MAIL:    The Victory Funds      or  The Victory Funds
            P. O. Box 8527             c/o Gradison McDonald
            Boston, MA 02266-8527      580 Walnut Street
                                       Cincinnati, OH  45202

You also may write the Public Reference Section of the SEC, 450 Fifth St., N.W., Washington, D.C. 20549-6009, and pay the costs of duplication.

ON THE INTERNET: Text only versions of Fund documents can be viewed on-line or downloaded from the SEC at http://www.sec.gov.


                     If you would like to receive copies of
                       the annual and semi-annual reports
                       and/or the SAI at no charge, please
                                call the Fund at
                                  800-539-FUND
                             or Gradison McDonald at
                          513-579-5999 or 800-869-5999.

The securities
described in this
Prospectus and the SAI are
not offered in any state in which
they may not lawfully be sold. No sales
representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.



                                     [LOGO]
                                 VICTORY FUNDS

                   Investment Company Act File Number 811-4852

PRINTED ON RECYCLED PAPER

                                                               VF-EVF-PRO (4/99)

                       STATEMENT OF ADDITIONAL INFORMATION


                             THE VICTORY PORTFOLIOS

                        Gradison Government Reserves Fund

                             Established Value Fund



                                 April 5 1999



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses of the Gradison Government Reserves Fund and Established Value Fund (individually, a "Prospectus," and collectively, the "Prospectuses") dated April 5, 1999, as amended or supplemented from time to time.






This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing The Victory Portfolios at P.O Box 8527, Boston, MA 02266-8527, or by calling toll free 800-539-FUND (800-539-3863) or Gradison McDonald at 513-579-5999 or 800-869-5999.

INVESTMENT ADVISER and SUB-ADMINISTRATOR    DIVIDEND DISBURSING AGENT
Key Asset Management Inc.                   and SERVICING AGENT
                                            Boston Financial Data Services, Inc.
ADMINISTRATOR and DISTRIBUTOR
BISYS Fund Services                         CUSTODIAN
                                            Key Trust Company of Ohio, N.A.
TRANSFER AGENT
State Street Bank and Trust Company         INDEPENDENT ACCOUNTANTS
                                            PricewaterhouseCoopers LLP

                                            COUNSEL
                                            Kramer Levin Naftalis & Frankel LLP

Table of Contents

INVESTMENT POLICIES AND LIMITATIONS...........................................1

FUNDAMENTAL RESTRICTIONS OF THE FUNDS.........................................2
NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS.....................................4
INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.....................................5
         Temporary Defensive Measures.........................................6
         Bank Deposit Instruments.............................................6
         Commercial Paper.....................................................6
         Repurchase Agreements................................................6
         Variable Amount Master Demand Notes..................................6
         Variable and Floating Rate Notes.....................................7
         Extendible Debt Securities...........................................7
         Receipts.............................................................8
         Zero-Coupon Bonds....................................................8
         U.S. Government Obligations..........................................8
         When-Issued Securities...............................................8
         Delayed-Delivery Transactions........................................8
         Mortgage-Backed Securities...........................................9
                  In General..................................................9
                  Federal Farm Credit Bank Securities.........................9
                  Federal Home Loan Bank Securities...........................9
                  U.S. Government Mortgage-Backed Securities..................9
                  GNMA Certificates..........................................10
                  FHLMC Securities...........................................10
                  FNMA Securities............................................10
         SLMA Securities.....................................................10
         Illiquid Investments................................................11
         Securities Lending Transactions.....................................11
         Investment Grade and High Quality Securities........................11

Valuation of Portfolio Securities for the Funds..............................12

DETERMINING NET ASSET VALUE FOR THE GRADISON GOVERNMENT RESERVES FUND........12

VALUATION OF PORTFOLIO SECURITIES FOR THE ESTABLISHED VALUE FUND.............13

THE GRADISON REORGANIZATION..................................................13

PERFORMANCE OF THE GRADISON GOVERNMENT RESERVES FUND.........................14

PERFORMANCE OF THE ESTABLISHED VALUE FUND....................................15

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION....................18

DIVIDENDS AND DISTRIBUTIONS..................................................19

TAXES    ....................................................................20

TRUSTEES AND OFFICERS........................................................25

ADVISORY AND OTHER CONTRACTS.................................................28

ADDITIONAL INFORMATION.......................................................35

APPENDIX ....................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION


The Victory Portfolios (the "Trust") is an open-end management investment company. The Trust consists of 38 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). The outstanding shares represent interests in the 38 separate investment portfolios. The two Funds described in this statement of additional information (the "SAI"), the Gradison Government Reserves Fund and the Established Value Fund (each a "Fund" and collectively, the "Funds"), are diversified mutual funds.


Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.

INVESTMENT POLICIES AND LIMITATIONS

Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Additional Information Regarding Fund Investments.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. The Funds' investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectuses and this SAI.

Unless otherwise noted in the prospectus or this SAI, a Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below (unless the context requires otherwise).

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices which currently are not contemplated for use by the Fund or which currently are not available but which may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund's Prospectus.

The following sections list each Fund's investment policies, limitations, and restrictions. The securities in which the Funds can invest and the risks associated with these securities are discussed in the section "Instruments in Which the Funds Can Invest."

Defined Terms. All capitalized terms listed in a Fund's Investment Policies and Limitations section referring to permissible investments are described in the section "Instruments in Which the Funds Can Invest."

The following terms are used throughout the Investment Policies and Limitations sections.
         S&P:  Standard & Poor's
         Moody's:  Moody's Investors Service, Inc.
         NRSRO:  Nationally recognized statistical ratings organization

Fundamental Restrictions of the Funds

Gradison Government Reserves Fund

1.       Senior Securities

The Gradison Government Reserves Fund will not issue senior securities as defined in the 1940 Act, except to the extent that such issuance might be involved with respect to borrowings subject to fundamental restriction no. 3 below or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

2.       Underwriting

The Gradison Government Reserves Fund will not underwrite the securities of other issuers, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of portfolio securities.

3.       Borrowing

The Gradison Government Reserves Fund will not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous, and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities.

4.       Real Estate

The Gradison Government Reserves Fund will not purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction.

5.       Lending

The Gradison Government Reserves Fund will not make loans, except that the purchase of debt securities as allowed by the Fund's investment objective and other investment restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the Securities and Exchange Commission (the "SEC") shall not be prohibited by this restriction.

6.       Commodities

The Gradison Government Reserves Fund will not purchase or sell commodities, commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases, except that the purchase or sale of financial futures contracts or options on financial futures contracts is permissible.

7.       Concentration

The Gradison Government Reserves Fund will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Established Value Fund

1.       Underwriting

The Established Value Fund will not underwrite the securities of other issuers, except insofar as the Trust may technically be deemed an underwriter under the Securities Act in connection with the disposition of portfolio securities.

2.       Borrowing

The Established Value Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the total assets of the Fund, taken at the lower of acquisition cost or market value.

3.       Real Estate

The Established Value Fund will not purchase or sell real estate, except that it is permissible to purchase securities secured by real estate or real estate interests or issued by companies that invest in real estate or real estate interests.

4.       Lending

The Established Value Fund will not make loans, except (a) through the purchase of publicly distributed corporate securities, U.S. Government obligations, certificates of deposit, high-grade commercial paper and other money market instruments, and (b) loans of portfolio securities to persons unaffiliated with the Trust not in excess of 20% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the SEC and with any standards established from time to time by the Trust's Board of Trustees, including the maintenance of collateral from the borrower at all times in an amount at least equal to the current market value of the securities loaned.

5.       Mortgage, Pledge or Hypothecation of Securities

The Established Value Fund will not mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in fundamental investment restriction no. 2 above, and then only in amounts not exceeding 10% of the value of the assets of a Fund (taken at the lower of acquisition cost or market value).

6.       Commodities

The Established Value Fund will not purchase or sell commodities, commodity contracts, or interests in oil, gas or other mineral exploration or development programs, except that it is permissible to purchase securities issued by companies that hold interests in oil, gas or other mineral exploration or development programs.

7.       Diversification

The Established Value Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the Fund's total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held by the Fund. The Established Value Fund will not concentrate more than 25% of its total assets in any one industry.

8.       Short Sales, Margin

The Established Value Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

9.       Other Investment Companies

The Established Value Fund will not purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except by purchase in the open market of securities of closed-end investment companies involving only customary broker's commissions, and then only if immediately after such purchase, no more than 10% of the value of the total assets of the Fund would be invested in such securities.

10.      Control

The Established Value Fund will not invest in companies for the purpose of exercising control or management.

11.      Restricted Securities

The Established Value Fund will not purchase securities subject to restrictions on disposition under the Securities Act.

12.      Illiquid Securities

The Established Value Fund will not purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 5% of the total assets of the Fund would be invested in such securities (repurchase agreements maturing in more than seven days are included within this restriction).

13.      Joint Trading

The Established Value Fund will not participate on a joint, or a joint and several, basis in any securities trading account.

14.      Options

The Established Value Fund will not write, purchase or sell puts, calls or combinations thereof.

15.      Ownership of Portfolio Securities by Trustees or Officers

The Established Value Fund will not purchase or retain the securities of any issuer if any Trustee or officer of the Trust is or becomes a director or officer of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer, or if those directors, trustees and officers of the Trust and its investment adviser who are directors or officers of such issuer together own or acquire more than 5% of the securities of such issuer.

16.      Unseasoned Issuers

The Established Value Fund will not purchase any securities of companies which have (with their predecessors) a record of less than three years of continuous operation, if at the time of acquisition more than 5% of a Fund's total assets would be invested in such securities.

NON-FUNDAMENTAL RESTRICTIONS OF THE FUNDS

Gradison Government Reserves Fund

1.       Short Sales, Purchases on Margin

The Gradison Government Reserves Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

2.       Other Investment Companies

The Gradison Government Reserves Fund will not purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company.

3.       Mortgage, Pledge or Hypothecation of Securities

The Gradison Government Reserves Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST

The following tables list some of the types of securities each of the Funds may choose to purchase under normal market conditions. Unless otherwise stated, the indicated percentage relates to a Fund's total assets that may be committed to the stated investment.

                        Gradison Government Reserves Fund

----------------------------------------------------------------------------------------------------------------------
Repurchase                   o  No limit                      Borrowing from           o   15%
Agreements                                                    Banks
---------------------------- -------------------------------- ------------------------ -------------------------------
When-Issued and              o  33 1/3%/only U.S. Government  U.S. Government          o   No limit
Delayed Delivery                Securities                    Securities
---------------------------- -------------------------------- ------------------------ -------------------------------
Zero Coupon Bonds            o  No limit/only U.S. Government Variable and             o   No limit/only U.S.
                                Securities                    Floating Rate                Government Securities
                                                              Securities
---------------------------- -------------------------------- ------------------------ -------------------------------
Securities of                o  No limit/only U.S. Government Mortgage-Backed          o   No limit/only U.S.
Any One Issuer                  Securities                    Securities                   Government Securities
---------------------------- -------------------------------- ------------------------ -------------------------------
Illiquid                     o  10% of total assets/only U.S.
Securities                      Government Securities
---------------------------- -------------------------------- ------------------------ -------------------------------


                             Established Value Fund

---------------------------- -------------------------------- ------------------------ -------------------------------
U.S. Equity Securities       o        80 to 100%              Repurchase Agreements    o        20%
---------------------------- -------------------------------- ------------------------ -------------------------------
Borrowing from Banks         o        5%                      Real Estate Investment   o        25% industry
                                                              Trusts                            concentration
---------------------------- -------------------------------- ------------------------ -------------------------------
Illiquid Securities.         o        5% of total assets      Variable and Floating    o        20%
                                                              Rate Securities
---------------------------- -------------------------------- ------------------------ -------------------------------
Securities Lending           o        20%                     Investment Company       o        10% in closed-end
                                                              Securities                        funds only
---------------------------- -------------------------------- ------------------------ -------------------------------
Receipts                     o        20%                     Short-Term Debt          o        20%
                                                              Obligations
---------------------------- -------------------------------- ------------------------ -------------------------------
When-Issued and Delayed      o        33 1/3%                 U.S. Government          o        20%
Delivery Securities                                           Securities
---------------------------- -------------------------------- ------------------------ -------------------------------

The instruments in which the Funds can invest, according to their investment policies and limitations are described below.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies, and limitations, including certain transactions the Funds may make and strategies they may adopt. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices which currently are not contemplated for use by the Funds or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in a Fund's Prospectus and this SAI.

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, the Gradison Government Reserves Fund may hold all of its assets in cash and the Established Value Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit, and repurchase agreements. These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.

Bank Deposit Instruments. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of Deposit and demand and time deposits invested in by a Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

Commercial Paper. Commercial paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Trustees to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this SAI.

Repurchase Agreements. Securities held by a Fund may be subject to Repurchase Agreements. Under the terms of a Repurchase Agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Variable Amount Master Demand Notes. Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable Amount Master Demand Note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of Variable Amount Master Demand Notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a Variable Amount Master Demand Note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Variable and Floating Rate Notes. A Variable Rate Note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A Floating Rate Note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated Variable and Floating Rate Notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular Variable or Floating Rate Note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable or Floating Rate Note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or Floating Rate Notes may be secured by bank letters of credit.

The maturities of Variable or Floating Rate Notes are determined as follows:

1. A Variable or Floating Rate Note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A Variable or Floating Rate Note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A Variable or Floating Rate Note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A Variable or Floating Rate Note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

Extendible Debt Securities. Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat Extendible Debt Securities as maturing on the next optional retirement date.

Receipts. Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

Zero-Coupon Bonds. Zero-Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero-Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero-Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently. This fluctuation increases in accordance with the length of the period to maturity.

U.S. Government Obligations. U.S. Government Obligations are obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Mortgage-Backed Securities--In General. Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage-Backed Securities are often subject to more rapid prepayment of principal than their stated maturity indicates. In addition, during periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool. Conversely, in periods of rising interest rates, prepayment rates tend to decrease, lengthening a pool's average life. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

A Fund may purchase Mortgage-Backed Securities at a premium or at a discount. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Among the U.S. Government securities in which a Fund may invest are Government Mortgage-Backed Securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the Mortgage-Backed Securities themselves or of the Fund's shares.

Federal Farm Credit Bank Securities. A U.S. Government-sponsored institution, the Federal Farm Credit Bank consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The Federal Farm Credit Bank sells short-term discount notes maturing in 1 to 365 days, short-term bonds with 3- and 6-month maturities, and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. Federal Farm Credit Bank Securities are not guaranteed by the U.S. Government and no assurance can be given that the U.S. Government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank System (the "FHLB"), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. The FHLB sells short-term discount notes maturing in 1 to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. Government and no assurance can be given that the U.S. Government will provide financial support to this instrumentality.

U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. Government are Mortgage-Backed Securities. Some such obligations, such as those issued by GNMA are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of Mortgage-Backed Securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

GNMA Certificates. Certificates of the GNMA are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC Securities. The FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates, and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. Recently introduced FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA Securities. The FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, the Student Loan Marketing Association ("SLMA") is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S.

Government and no assurance can be given that the U.S. Government will provide financial support to this instrumentality.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over the counter options, non-government stripped fixed-rate mortgage-backed securities, and Restricted Securities.

Also, the Adviser may determine some securities to be illiquid.

However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Trustees.

If through a change in values, net assets, or other circumstances, the Established Value Fund were in a position where more than 5% of its total assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.


Securities Lending Transactions. The Established Value Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. Government Obligations. Key Trust Company of Ohio, N.A., an affiliate of the Adviser, serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement that was adopted by the Trustees of the Trust. Under the Established Value Fund's current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. Government Obligations. The Established Value Fund will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of the Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Established Value Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Established Value Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Established Value Fund or the borrower at any time. While the Established Value Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment. The Established Value Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees. The Established Value Fund will limit its securities lending to 20% of total assets.


Investment Grade and High Quality Securities. The Established Value Fund may invest in high-quality short-term obligations, which are those that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees. The applicable securities ratings are described in the Appendix.

VALUATION OF PORTFOLIO SECURITIES FOR THE FUNDS


The net asset value of each Fund is determined as of the time(s) indicated in the Prospectuses on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") and the Federal Reserve Bank of Cleveland are open and any other day (other than a day on which no shares of a Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in portfolio instruments that a Fund's net assets value per share might be materially affected. The NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


DETERMINING NET ASSET VALUE FOR THE GRADISON GOVERNMENT RESERVES FUND

The Gradison Government Reserves Fund uses the amortized cost method to determine its net asset value.

Use of the Amortized Cost Method. The Gradison Government Reserves Fund's use of the amortized cost method of valuing its investments depends on its compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share ("NAV"), as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Gradison Government Reserves Fund's investment objective.

The Gradison Government Reserves Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Gradison Government Reserves Fund would receive if it sold the instrument. The value of securities in the Gradison Government Reserves Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Gradison Government Reserves Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Gradison Government Reserves Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Should the disposition of the Gradison
Government Reserves Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

The Trust's Trustees also have established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the net asset value per share of the Gradison Government Reserves Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Gradison Government Reserves Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Gradison Government Reserves Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Gradison Government Reserves Fund's outstanding shares without monetary consideration, or using a net asset value per share determined by using available market quotations.

The Gradison Government Reserves Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, the net asset value usually is not affected by any realized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Gradison Government Reserves Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Gradison Government Reserves Fund computed the same way may tend to be lower than a similar computation made using a method of calculation based upon market prices and estimates.

Monitoring Procedures

The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the Gradison Government Reserves Fund's average maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

VALUATION OF PORTFOLIO SECURITIES FOR THE ESTABLISHED VALUE FUND

Each equity security held by the Established Value Fund is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid quotation on that day. Exchange listed convertible debt securities are valued at the bid obtained from broker-dealers or a comparable alternative, such as Bloomberg, based upon pricing procedures approved by the Board of Trustees. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of The Victory Portfolios' officers in a manner specially authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

THE GRADISON REORGANIZATION

The Funds discussed in this SAI offer Class G shares. This Class was established in October 1998 to facilitate the reorganization of the Gradison Funds, a family of mutual funds advised by the Gradison Division of McDonald & Company Securities, Inc. See "Additional Purchase, Exchange and Redemption Information -- Purchasing Shares -- Class G Shares -- The Gradison Fund Reorganization" in this SAI. The following table lists each Gradison Fund and its corresponding Victory Fund.


    GRADISON FUND:                               VICTORY FUND (CLASS G):
    U.S. Government Reserves          ->     Gradison Government Reserves Fund

    Government Income Fund            ->     Fund for Income*
    Ohio Tax-Free Income Fund         ->     Ohio Municipal Bond Fund*
    Established Value Fund            ->     Established Value Fund
    Growth & Income Fund              ->     Diversified Stock Fund*
    Opportunity Value Fund            ->     Small Company Opportunity Fund*
    International Fund                ->     International Growth Fund*

---------------------

*        Described in a separate statement of additional information.

PERFORMANCE OF THE GRADISON GOVERNMENT RESERVES FUND

Performance for a class of shares of the Gradison Government Reserves Fund depends upon such variables as:

       o      portfolio quality;
       o      average portfolio maturity;
       o      type of instruments in which the portfolio is invested;
       o      changes in interest rates on money market instruments;
       o      changes in Fund expenses; and
       o      the relative amount of Fund cash flow.

From time to time the Gradison Government Reserves Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications.

Yield. The Gradison Government Reserves Fund calculates its yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

       o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

       o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

       o      multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Gradison Government Reserves Fund, the yield will be reduced for those shareholders paying those fees.

The seven-day yield for the seven-day period ended September 30, 1998 for Gradison U.S. Government Reserves, the predecessor to the Gradison Government Reserves Fund, was 4.80%.

Effective Yield. The Gradison Government Reserves Fund's effective yield is computed by compounding the unannualized base period return by:

         o        adding 1 to the base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

The effective yield for the fiscal year ended September 30, 1998 for Gradison U.S. Government Reserves, the predecessor to the Gradison Government Reserves Fund, was 4.92%.

Total Return Calculations. Total returns quoted in advertising reflect all aspects of the Gradison Government Reserves Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the net asset value per share of the Gradison Government Reserves Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Gradison Government Reserves Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for the Gradison Government Reserves Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the Gradison Government Reserves Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price.

The total return of Gradison U.S. Government Reserves, the predecessor to the Gradison Government Reserves Fund, for the one year, five year, and ten year periods ended September 30, 1998 and the period from inception to September 30, 1998 are 4.97%, 4.53%, 5.16% and 5.26%, respectively.

In addition to average annual total returns, the Gradison Government Reserves Fund may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

PERFORMANCE OF THE ESTABLISHED VALUE FUND

From time to time, the "standardized yield," "distribution return," "dividend yield," and "total return," of an investment in Established Value Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Established Value Fund's performance. The Established Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Established Value Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in the Established Value Fund are not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Established Value Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Established Value Fund for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)^6 - 1]
                                           ---
                                           cd

         The symbols above represent the following factors:

      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense reimbursements).

      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Established Value Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below.


Dividend Yield and Distribution Returns. From time to time the Established Value Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The "dividend yield" is calculated as follows:

                Dividend Yield  =     Dividends for a Period of One-Year
                                      ----------------------------------
                                      Max. Offering Price (last day of period)


For Class G shares, the maximum offering price is the net asset value per share.


The dividend yield of the Gradison Established Value Fund, the predecessor to the Established Value Fund, for the twelve months ended September 30, 1998 is 8.99%

Total Returns. The "average annual total return" of the Established Value Fund is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV)^1n - 1 = Average Annual Total Return
                   ---
                   (P)

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return
                  -------
                      P

Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

The average annual total returns for the Gradison Established Value Fund, the predecessor to the Established Value Fund, for the one, five and ten year periods ended September 30, 1998 and since inception are 29.67%, 17.35%, 14.21% and 15.27%, respectively.


Other Performance Comparisons.

From time to time the Established Value Fund may publish the ranking of its performance or the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Established Value Fund, and ranks the performance of the Fund against all other funds in similar categories. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.


From time to time the Established Value Fund may publish the ranking of its performance or performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (domestic equity, international equity taxable bond, municipal bond or other) monthly, based upon each fund's three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.


The total return on an investment made in the Established Value Fund may be compared with the performance for the same period of the Consumer Price Index and/or the Standard & Poor's 500 Index. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Established Value Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Established Value Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Established Value Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Established Value Fund's investment are reinvested by being paid in additional Established Value Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Established Value Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Established Value Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Established Value Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.) The Established Value Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Established Value Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, the Established Value Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Established Value Fund is generally available by calling McDonald Investments Inc. ("Gradison McDonald") at 513-579-5700 or 800-869-5999 or the Trust at 800-539-FUND.

Investors also may judge, and the Established Value Fund may at times advertise, its performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and in publications issued by Lipper Analytical Services, Inc. and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune,
Institutional Investor, Ibbotson Associates, and U.S.A. Today. In addition to yield information, general information about the Established Value Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements also may include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of an investment in shares of the Established Value Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Established Value Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under "Valuation of Portfolio Securities for the Funds" is subject to change.

When the NYSE or the Federal Reserve Board of Cleveland is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's net asset value may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Purchasing Shares.

Class G Shares -- The Gradison Fund Reorganization. KeyCorp, the parent of Key Asset Management Inc. ("KAM" or the "Adviser"), recently completed the acquisition of McDonald & Company Investments, Inc., the corporate parent of McDonald & Company Securities Inc., a major regional broker-dealer. In October 1998, McDonald & Company Securities Inc. changed its name to McDonald Investments Inc. The Gradison Division of McDonald Securities Inc. (the "Gradison Division") will join KAM. To achieve economies of scale, the Trust, on behalf of certain of its series, acquired the portfolio securities of seven funds previously managed by the Gradison Division in a tax-free exchange for Class G shares of these series.

As outlined in the table under "Performance -- Class G Shares" in this SAI, on March 29, 1999, each of five of the seven Gradison funds transferred all of its assets to its corresponding existing Victory Fund in exchange for newly established Class G shares of such corresponding Fund and the assumption of its liabilities by such corresponding Fund, followed by the constructive distribution pro rata to its shareholders of the corresponding Fund's Class G shares received in the reorganization. On april 2, 1999, the two remaining Gradison Funds, Gradison U.S. Government Reserves and Gradison Established Value Fund participated in a similar reorganization involving the two Funds that are described in this SAI, the Gradison Government Reserves Fund and the Established Value Fund. These Funds were established as new series of the Trust in October 1998.

No sales charge is imposed on the purchase of Class G shares. Gradison McDonald compensates its own employees, and may compensate its affiliates, for Class G share sales, some of which compensation may be recouped in the event of share redemptions made during the first nine months after sale.

In addition, Class G shares of the Gradison Government Reserves Fund are subject to an annual Rule 12b-1 fee of up to 0.10% of average daily net assets and Class G shares of the Established Value Fund are subject to an annual Rule 12b-1 fee of up to 0.50% of average daily net assets. There is no conversion feature applicable to Class G shares. Distributions paid to holders of a Fund's Class G shares may be reinvested in additional Class G shares of that Fund or Class G shares of a different Fund.

Exchanging Shares.

Class G shares of any Fund may be exchanged for Class G shares, Select Class shares, or any single class money market shares of a fund offered by the Trust. Shareholders who acquired Class G shares as a result of the Gradison Fund reorganization can exchange into Class A shares of any other series of the Trust that does not offer Class G Shares without paying a sales charge.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Gradison Government Reserves Fund declares dividends daily and pays them monthly. The Established Value Fund declares and pays dividends quarterly. The amount of a Fund's distributions may vary from time to time depending on market conditions and the composition of a Fund's portfolio.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES

Information set forth in the Prospectuses and this SAI that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders, and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such future years. As of September 30, 1998, the Gradison Government Reserves Fund had capital loss carryforwards of approximately $244,412, which expire in 2002, and $3,000, which expire in 2006; and the Established Value Fund had no capital loss carryforwards. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for February, 1999 is 4.71%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association, are treated as U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.)

The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Funds will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

The Gradison Government Reserves Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that this Fund will do this. In such a case, and for the Established Value Fund, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently seven Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. There are also two Advisory Trustees who attend meetings and serve on committees but do not vote.

The Trustees and the Advisory Trustees of the Trust, their ages, addresses, and their principal occupations during the past five years are as follows. Each of the following individuals, except Theodore H. Emmerich and Donald E. Weston, holds the same position with The Victory Variable Insurance Funds, a registered investment company in the same fund complex as the Trust. Whereas Messrs. Emmerich and Weston serve as Advisory Trustees of the Trust, each of them serves as a Trustee of The Victory Variable Insurance Funds.

                                  POSITION(S)
                                  HELD WITH
NAME, AGE AND ADDRESS             THE TRUST       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------             ---------       ----------------------------------------
Roger Noall,* 63                  Chairman and    Since 1996,  Executive of KeyCorp;  from
c/o Brighton Apt. 1603            Trustee         1995  to  1996,   General   Counsel  and
8231 Bay Colony Drive                             Secretary of KeyCorp; from 1994 to 1996,
Naples, FL 34108                                  Senior   Executive  Vice  President  and
                                                  Chief Administrative Officer of KeyCorp;
                                                  from 1985 to 1994,  Vice Chairman of the
                                                  Board and Chief  Administrative  Officer
                                                  of  Society  Corporation  (now  known as
                                                  KeyCorp).


Leigh A. Wilson,** 54             President and   Since 1989, Chairman and Chief Executive
New Century Care, Inc.            Trustee         Officer,    New   Century   Care,   Inc.
53 Sylvan Road North                              (merchant bank);  since 1995,  Principal
Westport, CT  06880                               of New Century Living, Inc.; since 1989,
                                                  Director of Chimney  Rock  Vineyard  and
                                                  Chimney Rock Winery.

Dr. Harry Gazelle, 71             Trustee         Retired   radiologist,   Drs.  Hill  and
17822 Lake Road                                   Thomas Corporation.
Lakewood, OH  44107


Eugene J. McDonald, 66            Trustee         Since 1990, Executive Vice President and
Duke Management Company                           Chief   Investment   Officer  for  Asset
2200 West Main Street                             Management   of  Duke   University   and
Suite 1000                                        President  and  CEO of  Duke  Management
Durham, NC  27705                                 Company;   Director  of  CCB   Financial
                                                  Corporation, Flag Group of Mutual Funds,
                                                  DP  Mann  Holdings,   Greater   Triangle
                                                  Community   Foundation,   and   NC   Bar
                                                  Association Investment Committee.

Dr. Thomas F. Morrissey, 65       Trustee         Since   1970,   Professor,   Weatherhead
Weatherhead School of Management                  School  of   Management,   Case  Western
Case Western Reserve University                   Reserve  University;  from 1989 to 1995,
10900 Euclid Avenue                               Associate Dean of Weatherhead  School of
Cleveland, OH  44106-7235                         Management;  from 1987 to December 1994,
                                                  Member of the  Supervisory  Committee of
                                                  Society's     Collective      Investment
                                                  Retirement Fund; from May 1991 to August
                                                  1994,  Trustee,  Financial Reserves Fund
                                                  and  from  May  1993  to  August   1994,
                                                  Trustee,  Ohio  Municipal  Money  Market


H. Patrick Swygert, 55            Trustee         Since    1995,     President,     Howard
Howard University                                 University;  since May  1996,  Director,
2400 6th Street, N.W.                             Hartford Financial Services Group; since
Suite 402                                         May  1997,   Director,   Hartford   Life
Washington, DC  20059                             Insurance  Company;  from  1990 to 1995,
                                                  President,  State University of New York
                                                  at Albany.

Frank A. Weil, 67                 Trustee         Since 1984, Chairman and Chief Executive
Abacus & Associates                               Officer  of  Abacus &  Associates,  Inc.
147 E. 47th Street                                (private investment firm);  Director and
New York, NY  10017                               President  of the  Norman  and  Hickrill
                                                  Foundations;       Director,      Trojan
                                                  Industries;  from  1977 to 1979,  United
                                                  States  Assistant  Secretary of Commerce
                                                  for Industry and Trade.


--------
*      Mr. Noall is an  "interested  person" and an  "affiliated  person" of the
       Trust.

** Mr. Wilson is deemed to be an "interested person" of the Trust under the 1940 Act solely by reason of his position as President.


                                       25



ADVISORY TRUSTEES

Theodore H. Emmerich, 72          Advisory        Retired;  until 1986,  managing  partner
1201 Edgecliff Place              Trustee         (Cincinnati  office)  Ernst & Young LLP;
Cincinnati, Ohio  45206                           Director   of   Carillon   Fund,    Inc.
                                                  (investment company), American Financial
                                                  Group   (insurance),    and   Cincinnati
                                                  Milacron     Commercial      Corporation
                                                  (financing  arm of  Cincinnati  Milacron
                                                  Corporation,      a     machine     tool
                                                  manufacturer);    Trustee    of   Summit
                                                  Investment Trust and Carillon Investment
                                                  Trust.


Donald E. Weston, 63*             Advisory        Since October 1998, Chairman of Gradison
McDonald Investments Inc.         Trustee         McDonald  Investments,   a  division  of
580 Walnut Street                                 McDonald Investments Inc.; until October
Cincinnati, Ohio  45202                           1998,  Chairman of the Gradison Division
                                                  of McDonald & Company  Securities,  Inc.
                                                  and a  Director  of  McDonald  & Company
                                                  Investments Inc.; Director of Cincinnati
                                                  Milacron Commercial Corporation.


The Board currently has an Investment Committee, a Business, Legal, and Audit Committee, and a Board Process and Nominating Committee. The members of the Investment Committee are Messrs. Wilson (Chairman), Morrissey, Swygert, Weston and Weil, who will serve until August 1999. The function of the Investment Committee is to review the existing investment policies of the Trust, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Trust's shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. McDonald (Chairman), Emmerich, and Gazelle who will serve until August 1999. The function of the Business, Legal, and Audit Committee is to recommend independent auditors and monitor accounting and financial matters and to review compliance and contract matters. Mr. Swygert is the Chairman of the Board Process and Nominating Committee (consisting of all the Trustees and Advisory Trustees), which nominates persons to serve as Independent Trustees and Trustees to serve on committees of the Board. This Committee also reviews Trustee performance and compensation issues.

Remuneration of Trustees and Certain Executive Officers.

Each Trustee (other than Mr. Wilson) receives an annual fee of $31,500 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($3,500 in person and $1,500 per telephonic meeting). Mr. Wilson receives an annual fee of $37,500 for serving as President and Trustee for all of the Funds of the Trust, and an additional per meeting fee ($4,100 in person and $1,800 per telephonic meeting). The Adviser pays the expenses of Messrs. Noall and Weston.

The following table indicates the estimated compensation received by each Trustee from the Victory "Fund Complex"(1) for the fiscal year ended October 31, 1998.

                                                                                                             Aggregate
                                    Pension or Retirement      Estimated Annual         Aggregate        Compensation from
                                     Benefits Accrued as        Benefits Upon       Compensation from      Victory "Fund
                                     Portfolio Expenses           Retirement       Victory Portfolios         Complex"
                                     ------------------           ----------       ------------------         --------
Leigh A. Wilson.................             -0-                     -0-                   $45,000             $53,250
Robert G. Brown*................             -0-                     -0-                   $18,300             $18,300
Edward P. Campbell**............             -0-                     -0-                   $36,600             $43,500
Theordore H. Emmerich#                       -0-                     -0-                      None                None
Harry Gazelle...................             -0-                     -0-                   $36,600             $39,000
Eugene J. McDonald+.............             -0-                     -0-                   $25,050             $43,050
Thomas F. Morrissey.............             -0-                     -0-                   $36,600             $39,000

-----------
*        Mr. Weston is an "interested person" and an "affiliated person" of the Trust.


                                       26


H. Patrick Swygert..............             -0-                     -0-                   $36,600             $39,000
Frank A. Weil+..................             -0-                     -0-                   $25,050             $44,250
(1)      There are currently 41 mutual funds in the Victory "Fund Complex" for which the  above-named  Trustees are compensated, but not all of these Trustees serve on the board of each fund of the "Fund Complex."
*        Mr. Brown resigned as of April 4, 1998.
**       Mr. Campbell resigned as of December 31, 1998.
#        Mr. Emmerich commenced service on the Board as of January 1, 1999.
+        Mr. McDonald and Mr. Weil commenced service on the Board as of January 1, 1998.

Officers.

The officers of the Trust, their ages, and principal occupations during the past five years, are as follows:

                             Position(s)
                               with the
       Name and Age             Trust                     Principal Occupation During Past 5 Years
       ------------             -----                     ----------------------------------------

Leigh A. Wilson, 54          President     See biographical information under "Board
                             and Trustee   of Trustees" above.

William B. Blundin, 60       Vice          Senior  Vice  President  of  BISYS  Fund
                             President     Services  Inc.  ("BISYS");   officer  of
                                           other investment companies  administered
                                           by BISYS.



J. David Huber, 52           Vice          President of BISYS; officer of BISYS since June 1987.
                             President

Robert  D.  Hingston,46      Secretary     Since November  1998,  Vice President of
                                           BISYS;  from  January  1995  to  October
                                           1998,   founder  and  principal  of  RDH
                                           Associates   (mutual   fund   management
                                           consulting  firm);  from  June  1980  to
                                           January   1995,    Vice   President   of
                                           Investors Bank & Trust Company.

Joel B. Engle, 33            Treasurer     Since  September 1998, Vice President of
                                           BISYS;  from  March  1995  to  September
                                           1998,  Vice  President,  Northern  Trust
                                           Company;  from  July  1994  to  February
                                           1995, General  Accountant,  Wanger Asset
                                           Management;  from September 1988 to June
                                           1994,  Audit  Manager with Ernst & Young
                                           LLP.

The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Trust (other than Mr. Wilson) receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

As of December 31, 1998, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

ADVISORY AND OTHER CONTRACTS

Investment Adviser.

One of the Fund's most important contracts is with its investment adviser, KAM, a New York corporation registered as an investment adviser with the SEC. KAM is a wholly owned subsidiary of KeyCorp. On October 23, 1998, the corporate parent of McDonald & Company Securities, Inc. merged with KeyCorp, as a result of which KAM is expected to acquire certain of the investment advisory operations of McDonald Investments Inc. ("McDonald"), including its Gradison Division. Affiliates of the Adviser manage approximately $68 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of September 30, 1998, KeyCorp had an asset base of $78 billion, with banking offices in 13 states from Maine to Alaska, and trust and investment offices in 14 states. KeyCorp's affiliate McDonald, a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies.

The following schedule lists the advisory fees for each of the Funds.

Gradison Government Reserves Fund:         0.50% of the first $400 million of average daily net assets,
                                           0.45% of the next $600 million,
                                           0.40 of the next $1 billion and
                                           0.35% thereafter

Established Value Fund:                    0.65% of the first $100 million of average daily net assets,
                                           0.55% of the next $100 million and
                                           0.45% thereafter

For the three years indicated below, Gradison U.S. Government Reserves and Gradison Established Value Fund, each Fund's predecessor mutual fund, paid the following advisory fees to the Gradison Division of McDonald & Company Securities, Inc., each predecessor fund's investment adviser:


                                                   1998                     1997                     1996
                                                   ----                     ----                     ----

Gradison U.S. Government Reserves (years        $7,875,357               $6,956,236               $6,078,331
ended September 30)

Gradison Established Value Fund (years          $2,580,124               $2,093,562               $1,890,225
ended March 31)

The Investment Advisory Agreement.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the "Investment Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information - Miscellaneous"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, by vote of the Board of Trustees of the Trust, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder. The Adviser pays a fee to Disciplined Investment Advisers, P.O. Box 112, Evanston, Illinois 60204, in connection with the computer modeling methodology and the related database used by the Established Value Fund.

Glass-Steagall Act.

In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the

"Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of Key Trust Company of Ohio, N.A. and the Adviser including, but not limited to, (1) descriptions of the operations of Key Trust Company of Ohio, N.A. and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of Key Trust Company of Ohio, N.A. and the Adviser.

Portfolio Transactions.

Gradison Government Reserves Fund. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Gradison Government Reserves Fund, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by the Gradison Government Reserves Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Securities of the Gradison Government Reserves Fund are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Gradison Government Reserves Fund also may purchase securities from underwriters at prices which include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Gradison Government Reserves Fund will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Fund by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Gradison Government Reserves Fund require that investments mature in 397 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Gradison Government Reserves Fund.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

Established Value Fund. Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with the Established Value Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Established Value Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Established Value Fund.

Both Funds. The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser, Key Trust Company of Ohio, N.A. ("Key Trust") or their affiliates, or BISYS or its affiliates, and will not give preference to Key Trust's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, and repurchase agreements.

Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Portfolio Turnover.

The portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The portfolio turnover rate for Gradison Established Value Fund, the predecessor to the Established Value Fund, was 20%.

Administrator.


BISYS Fund Services Ohio, Inc. (the "Administrator")) serves as administrator to the Funds pursuant to an administration agreement dated October 1, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser under the Investment Advisory Agreement), subject to the supervision of the Board of Trustees.

For the services rendered to the Funds and related expenses borne by the Administrator, each Fund pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on each Fund's average daily net assets:

         .15% for portfolio assets of $300 million and less, .12% for the next $300 million through $600 million of portfolio assets, and .10% for portfolio assets greater than $600 million.

The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.


Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, provided that such continuance is ratified at least annually by the Trustees or by vote of a majority of the outstanding shares of each Fund, and in either case by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

For the three years indicated below, Gradison U.S. Government Reserves and Gradison Established Value Fund, each Fund's predecessor mutual fund, paid the following fees to the Gradison Division of McDonald & Company Securities, Inc., which provided transfer agency and accounting services to each predecessor fund:

                                                  1998        1997          1996
                                                  ----        ----          ----
Gradison U.S. Government Reserves (years     $2,799,248    $2,408,388    $2,179,364
ended September 30)
Gradison Established Value Fund (years         $384,111      $336,673      $294,992
ended March 31)                                              (period from 6/1/95 to
                                                                            3/31/96)

In addition to the fees described above, for the three years ended September 30, 1998, Gradison U.S. Government Reserves reimbursed the Gradison Division of McDonald & Company Securities, Inc., on a cost basis, for expenses allocable to services performed by the Division's employees, including salaries and office space, $5,068, $7,741 and $4,424, respectively.

Sub-Administrator.

KAM serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated October 1, 1997 (the "Sub-Administration Agreement"). As sub-administrator, KAM assists the Administrator in all aspects of the operations of the Trust, except those performed by KAM under its Investment Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays KAM a fee, with respect to each Fund, calculated at the annual rate of up to five one-hundredths of one percent (.05%) of such Fund's average daily net assets. Except as otherwise provided in the Administration Agreement, KAM shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund for a period of two years, and for consecutive one-year terms thereafter, unless written notice not to renew is given by the non-renewing party.

Under the Sub-Administration Agreement, KAM's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assist in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings, and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

In addition, Gradison McDonald acts as an administrative agent to the Gradison Government Reserves Fund and is paid __________ for these services.

Distributor.

BISYS Fund Services Limited Partnership serves as distributor (the "Distributor") for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years, and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Trustees or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Transfer Agent.

State Street Bank and Trust Company ("State Street") serves as transfer agent for the Funds. Boston Financial Data Services, Inc. serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Trust, State Street has agreed (1) to issue and redeem shares of the Funds; (2) to address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust's operations.

Class G Shares Distribution and Service Plan.

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act for Class G shares of each Fund (the "Plan"). Class G shares of the Gradison Government Reserves Fund pay the Distributor a service fee of up to 0.10 % (the Plan allows a maximum charge of up to 0.20%, but only a 0.10% fee has been authorized). In addition, Class G shares of the Established Value Fund pay the Distributor a service fee of up to 0.25% and a distribution fee of up to 0.25%.


The personal services for which these service fees are used are described in the Prospectuses.


The distribution fees may be used by the Distributor for: (a) costs of printing and distributing each Fund's prospectus, statement of additional information and reports to prospective investors in the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each Fund's Class G shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class G shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the fees payable by any Fund under the Plan is not related directly to expenses incurred by the Distributor and the Plan does not obligate the Funds to reimburse the Distributor for such expenses. The fees set forth in the Plan will be paid by each Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Funds.

The Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' Class G shares, or to third parties, including banks, that render shareholder support services.

The Plan was approved by the Trustees, including the independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their Class G shareholders. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class G shares of the Funds, additional sales of the Funds' Class G shares may result. Additionally, certain Class G shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

Each Fund's predecessor fund also paid distribution fees pursuant to similar Rule 12b-1 Plans. For the three years indicated below, Gradison U.S. Government Reserves and Gradison Established Value Fund, each Fund's predecessor mutual fund, paid the following distribution fees to the Gradison Division of McDonald & Company Securities, Inc., each predecessor fund's distributor.

                                                 1998          1997           1996
                                                 ----          ----           ----
Gradison U.S. Government Reserves (years    $1,778,775      $1,550,945      $1,334,962
ended September 30)
(for shareholder services only)

Gradison Established Value Fund (years      $2,454,412      $1,928,903      $1,460,779
ended March 31)
(1/2 for distribution and 1/2 for
shareholder services)

Fund Accountant.

BISYS Fund Services Ohio, Inc. ("BISYS, Inc.") serves as fund accountant for the Funds, pursuant to a fund accounting agreement with the Trust dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Trust, BISYS, Inc. calculates each Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. Under the Fund Accounting Agreement, BISYS, Inc. is entitled to receive annual fees of .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, $2,917 per tax-free fund and $3,333 per international fund and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.

Custodian.

Cash and securities owned by each of the Funds are held by Key Trust as custodian pursuant to a Custodian Agreement dated August 1, 1996. Under this Agreement, Key Trust (1) maintains a separate account or accounts in the name of each respective fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning the Trust's operations. Key Trust may, with the approval of a fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a fund, provided that Key Trust shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Accountants.

PricewaterhouseCoopers     LLP     serves    as    the     Trust's     auditors.
PricewaterhouseCoopers LLP's address is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION

Description of Shares.

The Trust is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust currently has 36 series of shares, which represent interests in the Funds and their respective classes listed below (described in separate statements of additional information) in addition to those listed on the first page of this SAI.

------------------------------------- ---------------------------------------- ---------------------------------------
Balanced Fund                         Investment Quality Bond Fund             Ohio Municipal Bond Fund
     Class A Shares                        Class A Shares                           Class A Shares
     Class B Shares                                                                 Class G Shares
                                      Lakefront Fund
Convertible Securities Fund                Class A Shares                      Ohio Municipal Money Market Fund
     Class A Shares                                                                 Class A Shares
                                      LifeChoice Conservative Investor Fund
Diversified Stock Fund                     Class A Shares                      Ohio Regional Stock Fund
     Class A Shares                                                                 Class A Shares
     Class B Shares                   LifeChoice Moderate Investor Fund             Class B Shares
     Class G Shares                        Class A Shares
                                                                               Prime Obligations Fund
Equity Income Fund                    LifeChoice Growth Investor Fund               Class A Shares
     Class A Shares                        Class A Shares
Federal Money Market Fund                                                      Real Estate Investment Fund
     Select Shares                    Limited Term Income Fund                      Class A Shares
     Investor Shares                       Class A Shares
                                                                               Small Company Opportunity Fund
Financial Reserves Fund               Maine Municipal Bond Fund                     Class A Shares
     Class A Shares                        (Intermediate)                           Class G Shares
                                           Class A Shares
Fund for Income                       Maine Municipal Bond Fund                Special Value Fund
     Class A Shares                        (Short-Intermediate)                     Class A Shares
     Class G Shares                        Class A Shares                           Class B Shares

Government Mortgage Fund              Michigan Municipal Bond Fund             Stock Index Fund
     Class A Shares                        Class A Shares                           Class A Shares
                                      National Municipal Bond Fund
Growth Fund                                Class A Shares                      Tax-Free Money Market Fund
     Class A Shares                        Class B Shares                           Class A Shares

Institutional Money Market Fund       National Municipal Bond Fund (Long)      U.S. Government Obligations Fund
     Select Shares                         Class A Shares                           Select Shares
     Investor Shares                  National Municipal Bond Fund                  Investor Shares
                                           (Short-Intermediate)
Intermediate Income Fund                   Class A Shares                      Value Fund
     Class A Shares                                                                 Class A Shares
                                      New York Tax-Free Fund
International Growth Fund                  Class A Shares
     Class A Shares                        Class B Shares
     Class G Shares
------------------------------------- ---------------------------------------- ---------------------------------------

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of Gradison U.S. Government Reserves and the Gradison Established Value Fund for the fiscal years ended September 30, 1998 and March 31, 1998, respectively, are incorporated by reference herein. These financial statements have been audited by Arthur Andersen L.L.P., as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Arthur Andersen LLP's address is 425 Walnut Street, Cincinnati, Ohio 45202. In addition, the unaudited semi-annual report to shareholders of the Gradison Established Value Fund for the six months ended September 30, 1998 is incorporated herein in its entirety.

Miscellaneous.

As used in the Prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Trust will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the net asset values of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectuses and in this SAI, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

APPENDIX
Description of Security Ratings.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Established Value Fund include Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

-      Leading market positions in well-established industries.

-      High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             Registration Statement
                                       of
                             THE VICTORY PORTFOLIOS
                                       on
                                    Form N-1A

PART C.    OTHER INFORMATION

Item 23.

Exhibits:

(a)(1)   Certificate of Trust (1)

(a)(2)   Delaware Trust Instrument dated December 6, 1995, as amended. (2)

(b)      Bylaws, Amended and Restated as of August 28, 1998.(3)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in
         Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1) Investment Advisory Agreement dated as of March 1, 1997 between Registrant and Key Asset Management Inc. ("KAM"), with Schedule A amended as of March 1, 1997, March 2, 1998 and May 29, 1998. (4)

(d)(2) Investment Advisory Agreement dated March 1, 1997 between Registrant and KAM regarding Lakefront Fund and Real Estate Investment Fund. (5)

(d)(3) Schedule A to the Investment Advisory Agreement between Registrant and KAM amended as of December 11, 1998, including the Gradison Government Reserves Fund and Established Value Fund.

(d)(4) Investment Sub-Advisory Agreement dated March 1, 1997 between KAM and Lakefront Capital Investors, Inc. regarding the Lakefront Fund. (5)

---------------
              1 Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

              2 Filed as an Exhibit to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A filed electronically on February 26, 1998, accession number 0000922423-98-000264.

              3 Filed as an Exhibit to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed electronically on November 19, 1998, accession number 0000922423-98-001323.

              4 Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

              5 Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.

(d)(5) Investment Advisory Agreement dated June 1, 1998 between Registrant and KAM regarding the International Growth Fund. (4)

(d)(6) Portfolio Management Agreement dated June 1, 1998 between Registrant, KAM and Indocam International Investment Services, S.A. regarding the International Growth Fund. (6)

(e) Distribution Agreement dated June 1, 1996 between Registrant and BISYS Fund Services Limited Partnership, with Schedule I amended as of March 2, 1998 and May 29, 1998. (4)

(f)      None.

(g)(1) Amended and Restated Mutual Fund Custody Agreement dated August 1, 1996 between Registrant and Key Trust of Ohio, Inc., with Schedule A revised as of March 1998 and May 29, 1998 and Attachment B revised as of March 2, 1998. (4)

(g)(2) Custody Agreement dated May 31, 1996 between Morgan Stanley Trust Company and Key Trust Company of Ohio. (7)

(h)(1)   Form of Broker-Dealer Agreement. (8)

(h)(2) Administration Agreement dated October 1, 1997 between Registrant and BISYS Fund Services Limited Partnership ("BISYS"), with Schedule I amended as of March 2, 1998 and May 29, 1998 and Schedule II-B amended as of March 2, 1998. (4)

(h)(3) Sub-Administration Agreement dated October 1, 1997 between BISYS and KAM, with Schedule A amended as of March 2, 1998 and May 29, 1998. (4)

(h)(4) Transfer Agency and Service Agreement dated July 12, 1996 between Registrant and State Street Bank and Trust Company, with Schedule A revised as of August 1, 1996, March 2, 1998 and May 29, 1998. (4)

(h)(5) Fund Accounting Agreement dated May 31, 1995 between Registrant and BISYS Fund Services Ohio, Inc., with Amended Schedule A as of February 19, 1997 and March 2, 1998 and May 29, 1998, and Schedule B as of March 2, 1998. (4)

(h)(6)   Purchase Agreement is incorporated herein by reference to Exhibit 13(c)
         to  Post-Effective   Amendment  No.  7  to  Registrant's   Registration
         Statement on Form N-1A filed on December 1, 1989.

(i)(1) Opinion of Morris, Nichols, Arsht & Tunnell, Delaware Counsel to Registrant, as to the legality of the Class G Shares of the Gradison Government Reserves Fund and the Established Value Fund.


-----------------
              6 Filed as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed electronically on June 12, 1998, accession number 0000922423-98-000602.


              7 Filed as an Exhibit to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed electronically on July 30, 1996, accession number 0000922423-96-000344.


              8 Filed as an Exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed electronically on January 31, 1996, accession number 0000922423-96-000047.

(i)(2) Opinion of Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") as to the legality of the Glass G Shares of the Gradison Government Reserves Fund and the Established Value Fund.

(i)(3) Opinion of Morris, Nichols, Arsht & Tunnell, Delaware Counsel to Registrant, as to the legality of all of the series and classes of Registrant other than Class G shares of the Gradison Government Reserves Fund and the Established Value Fund. (3)

(i)(4) Opinion of Kramer Levin as to the legality of all of the series and classes of Registrant other than Class G shares of the Gradison Government Reserves Fund and the Established Value Fund. (3)

(j)(1)   Consent of Arthur Andersen LLP.

(j)(2)   Consent of PricewaterhouseCoopers LLP.

(k)      Not applicable.

(l)(1) Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 13, 1986.

(l)(2) Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on December 1, 1989.

(m)(1) Distribution and Service Plan dated June 5, 1995 for the Class A Shares of Registrant with Schedule I amended as of February 19, 1997, March 2, 1998 and May 29, 1998. (4)

(m)(2) Distribution Plan dated June 5, 1995 for Class B Shares of Registrant with Schedule I amended as of February 1, 1996. (6)

(m)(3) Distribution and Service Plan dated December 11, 1998 for Class G Shares of Registrant. (9)

(m)(4) Shareholder Servicing Plan dated June 5, 1995 with Schedule I amended as of March 1, 1997, March 2, 1998 and May 29, 1998.(4)

(m)(5)   Form of Shareholder Servicing Agreement. (1)

(n) Financial Data Schedules of Gradison U.S. Government Reserves and Gradison Established Value Fund dated September 30, 1998.

(o)      Amended and  Restated  Rule 18f-3  Multi-Class  Plan as of December 11,
         1998.(9)

         Powers of Attorney  of Roger  Noall and Frank A. Weil.(10)

         Powers of Attorney of Leigh A. Wilson, Harry Gazelle, Thomas F. Morrissey, H. Patrick Swygert and Eugene J. McDonald. (2)


-----------------
              9 Filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed electronically on January 26, 1999, accession number 0000922423-99-000059.

              10 Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-14 filed electronically on February 3, 1998, accession number 0000922423-98-000095.

Item 24. Persons Controlled by or Under Common Control with Registrant.

                  None.

Item 25. Indemnification

Article X, Section 10.02 of Registrant's Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)      Subject to the  exceptions  and  limitations  contained  in  Subsection
         10.02(b):

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii)  in  the  event  of a  settlement,  unless  there  has  been  a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection
(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this
Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Indemnification of the Fund's principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto,
Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto. Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

KAM is the investment adviser to each Fund of The Victory Portfolios. KAM is a wholly-owned indirect subsidiary of KeyCorp, a bank holding company which had total assets of approximately $78 billion as of September 30, 1998. KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, mortgage and leasing companies. KAM and its affiliates have over $64 billion in assets under management, and provides a full range of investment management services to personal and corporate clients.

Lakefront Capital Investors, Inc. ("Lakefront"), sub-adviser of the Lakefront Fund, 127 Public Square, Cleveland, Ohio 44114, was incorporated in
1991.

Indocam International Investment Services, S.A. ("IIIS") serves as the sub-adviser to the International Growth Fund. IIIS and its advisory affiliates ("Indocam") are the global asset management component of the Credit Agricole banking and financial services group. IIIS is a registered investment adviser with the SEC and also serves as the investment adviser to the France Growth Fund and as subadviser for the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund. Indocam has affiliates which are engaged in the brokerage business. The principal office of IIIS is 9, rue Louis Murat, Paris, France 75008.

To the knowledge of Registrant, none of the directors or officers of KAM, Lakefront, or IIIS, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of KAM also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of KAM are as follows:

Directors:
William G. Spears            o        Senior Managing Director, Chairman and Chief Executive Officer.
Richard J. Buoncore          o        Senior Managing Director, President and Chief Operating Officer.
Anthony Aveni                o        Senior Managing Director and Chief Investment Officer of Society Asset
                                      Management Division.
Vincent DeP. Farrell         o        Senior Managing Director and Chief Investment Officer of Spears, Benzak,
                                      Salomon & Farrell Division.
Richard E. Salomon           o        Senior Managing Director.
Gary R. Martzolf             o        Senior Managing Director.

Other Officers:
Charles G. Crane             o        Senior Managing Director and Chief Market Strategist.
James D. Kacic               o        Chief Financial Officer, Chief Administrative Officer, and Senior Managing
                                      Director.
William R. Allen             o        Managing Director.
Michael Foisel               o        Assistant Treasurer.
Michael Stearns              o        Chief Compliance Officer.
William J. Blake             o        Secretary.
Steven N. Bulloch            o        Assistant Secretary.  Also, Senior Vice President and Senior Counsel of
                                      KeyCorp Management Company.
Kathleen A. Dennis           o        Senior Managing Director.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

The principal executive officer and director of Lakefront is:

Nathaniel E. Carter          o        President and Chief Investment Officer.

The business address of the foregoing individual is 127 Public Square, Cleveland, Ohio 44114.


                                      C-6


The principal executive officers and directors of IIIS are as follows:

Jean-Claude Kaltenbach             o     Chairman and CEO.
Ian Gerald McEvatt                 o     Director.      Claude Doumic              o        Director.
Didier Guyot de la Pommeraye       o     Director.      Charles Vergnot            o        Director.
Eric Jostrom                       o     Director.      Gerard Sutterlin           o        Secretary General.

The business address of each of the foregoing individuals is 90 Blvd. Pasteur, 75730 Paris, CEDEX 15 -- France.

Item 27.  Principal Underwriter

(a)  BISYS  Fund  Services,   Registrant's  administrator,   also  acts  as  the
     distributor for the following investment companies as of December 22, 1998.

Alpine Equity Trust                                  The Kent Funds
American Performance Funds                           Magna Funds
AmSouth Mutual Funds                                 Meyers Investment Trust
The ARCH Fund, Inc.                                  MMA Praxis Mutual Funds
The BB&T Mutual Funds Group                          M.S.D. & T. Funds
The Coventry Group                                   Pacific Capital Funds
ESC Strategic Funds, Inc.                            The Parkstone Advantage Fund
The Eureka Funds                                     Pegasus Funds
Gradison-McDonald Cash Reserves Trust                Puget Sound Alternative Investment Series Trust
Gradison-McDonald Municipal Custodian Trust          Republic Advisor Funds Trust
Gradison Custodian Trust                             Republic Funds Trust
Gradison Growth Trust                                The Riverfront Funds, Inc.
Fifth Third Funds                                    Sefton Funds
Hirtle Callaghan Trust                               SSgA Liquidity Fund
HSBC Funds Trust                                     The Sessions Group
HSBC Mutual Funds Trust                              Summit Investment Trust
The Infinity Mutual Funds, Inc.                      Variable Insurance Funds
INTRUST Funds Trust                                  The Victory Variable Insurance Funds
                                                     Vintage Mutual Funds, Inc.

(b)  Directors,  officers and partners of BISYS Fund Services, Inc., the General
     Partner of BISYS Fund Services, as of June 15, 1998 were as follows:

Lynn J. Mangum      o      Chairman and CEO.              William Tomko          o      Senior Vice
                                                                                        President.
Dennis Sheehan      o      Director, Executive Vice       Michael D. Burns       o      Vice President.
                           President and Treasurer.
J. David Huber      o      President.                     David Blackmore        o      Vice President.
Kevin J. Dell       o      Vice President and Secretary.  Steve Ludwig           o      Compliance Officer.
Mark Rybarczyk      o      Senior Vice President.         Robert Tuch            o      Assistant Secretary.

The business address of each of the foregoing individuals is BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43215.

Item 28. Location of Accounts and Records

(1)    Key Asset Management Inc., 127 Public Square,  Cleveland, Ohio 44114-1306
       (records   relating  to  its   functions   as   investment   adviser  and
       sub-administrator).

(2) Lakefront Capital Investors, Inc., 127 Public Square, Cleveland, Ohio 44114 (records relating to its function as investment sub-adviser for the Lakefront Fund only).

(3) Indocam International Investment Services, S.A., 9, rue Louis Murat, Paris, France 75008 (records relating to its function as investment sub-adviser for the International Growth Fund only).

(4)    KeyBank  National  Association,   127  Public  Square,   Cleveland,  Ohio
       44114-1306 (records relating to its function as shareholder servicing agent).

(5) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and fund accountant).

(6) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as distributor).

(7) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-3875 (records relating to its function as transfer agent).

(8)    Boston  Financial  Data  Services,   Inc.  Two  Heritage  Drive,  Quincy,
       Massachusetts 02171 (records relating to its functions as dividend disbursing agent and shareholder servicing agent).

(9) Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as custodian and securities lending agent).

(10) Morgan Stanley Trust Company, 1585 Broadway, New York, New York 10036 (records relating to its function as sub-custodian of the Balanced Fund, Convertible Securities Fund, International Growth Fund, Lakefront Fund, and Real Estate Investment Fund).

Item 29. Management Services

                  None.

Item 30. Undertakings

                  None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant certifies that it meets all of the requirements of effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on this 1st day of April, 1999.

                             THE VICTORY PORTFOLIOS

                             By: /s/ Leigh A. Wilson
                                 -----------------------
                                 Leigh A. Wilson, President and Trustee

                  Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

       Signature                                        Title                               Date
       ---------                                        -----                               ----
/s/ Roger Noall                             Chairman of the Board and Trustee     April 1, 1999
---------------
     Roger Noall

/s/ Leigh A. Wilson                         Trustee                               April 1, 1999
-------------------
     Leigh A. Wilson

/s/ Joel B. Engle                           Treasurer                             April 1, 1999
-----------------
     Joel B. Engle

/s/ Harry Gazelle*                          Trustee                               April 1, 1999
     Harry Gazelle

/s/ Thomas F. Morissey*                     Trustee                               April 1, 1999
-----------------------
     Thomas F. Morrissey

/s/ H. Patrick Swygert*                     Trustee                               April 1, 1999
-----------------------
     H. Patrick Swygert

/s/ Frank A. Weil*                          Trustee                               April 1, 1999
------------------
     Frank A. Weil

/s/ Eugene J. McDonald*                     Trustee                               April 1, 1999
-----------------------
     Eugene J. McDonald

-----------------
*
         By:      /s/ Carl Frischling
                  -------------------
                  Carl Frischling
                  Attorney-in-fact

                             THE VICTORY PORTFOLIOS

                                INDEX TO EXHIBITS

Item 23.

Exhibit Number

ex-99.B10.1                 Opinion of Morris, Nicols, Arsht & Tunnell
EX-99.B10.2                 Opinion and Consent of Kramer Levin Naftalis &
                            Frankel LLP.
EX-99.B11.1                 Consent of Arthur Andersen LLP.
EX-99.B11.2                 Consent of PricewaterhouseCoopers LLP.
EX.99.B27.1-2               Financial Data Schedules of Gradison U.S. Government
                            Reserves and Gradison Established Value Fund dated
                            September 30, 1998.

                [Letterhead of Morris, Nichols, Arsht & Tunnell]
                                 April 1, 1999


Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY  10022

                  Re:   The Victory Portfolios
                        ----------------------

Ladies and Gentlemen:

                  We have acted as special Delaware counsel to The Victory Portfolios, a Delaware business trust (the "Trust"), in connection with certain matters relating to the formation of the Trust and the issuance of Shares in the Trust. Capitalized terms used herein and not otherwise herein defined are used as defined in the Trust Instrument of the Trust dated December 6, 1995, as amended through the date hereof (as so amended, the "Governing Instrument").

                  In rendering  this  opinion,  we have  examined  copies of the following documents, each in the form provided to us: the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the "Recording Office") on December 21, 1995 (the "Certificate"); the Governing Instrument; the Bylaws of the Trust; certain resolutions of the Trustees of the Trust including resolutions dated December 6, 1995 relating to the organization of the Trust, resolutions dated October 9, 1998 relating to, inter alia, the establishment of each Fund and each Class of each Fund (each such term used as defined below) and resolutions dated December 11, 1998 relating to, inter alia, the proposed Victory/Gradison reorganization (as described in such resolutions) (such resolutions, together with the Governing Instrument and Bylaws of the Trust are referred to as the "Governing Documents"); Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of The Victory Portfolios, a Massachusetts business trust and the predecessor to the Trust (the "Predecessor Trust") by which the Trust adopted such Registration Statement and the Predecessor Trust's Notification of Registration and Registration Statement under the Investment Company Act of 1940, as filed with the Securities and Exchange Commission on December 28, 1995; Certificates of Assistant Secretary of the Trust dated March 19, 1999 and March 29, 1999, certifying as to the due adoption of the resolutions referenced above; and a certification of good standing of the Trust obtained as of a recent date from the Recording Office. In such examinations, we have assumed the genuineness of all signatures, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed, and the legal capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) the due authorization, execution and delivery, as applicable, by or on behalf of each of the parties thereto of the above-referenced agreements, instruments, certificates and other documents, and of all documents contemplated by the Governing Instrument and applicable resolutions of the Trustees to be executed by investors desiring to become Shareholders; (ii) the payment of consideration for Shares, and the application of such consideration, as provided in the Governing

Kramer Levin Naftalis & Frankel LLP
April 1, 1999
Page 3



Instrument and compliance with all other terms, conditions and restrictions set forth in the Governing Instrument and all applicable resolutions of the Trustees in connection with the issuance of Shares; (iii) that appropriate notation of the names and addresses of, the number of Shares held by, and the consideration paid by, Shareholders will be maintained in the appropriate registers and other books and records of the Trust in connection with the issuance or transfer of Shares; (iv) that no event has occurred that would cause a termination or dissolution of the Trust under Sections 11.04 or 11.05 of the Governing Instrument; (v) that the activities of the Trust have been and will be conducted in accordance with the terms of the Governing Instrument and the Delaware Act; and (vi) that each of the documents examined by us is in full force and effect and has not been amended, supplemented or otherwise modified except as herein referenced. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. Further, we express no opinion on the sufficiency or accuracy of any registration or offering documentation relating to the Trust or the Shares. As to any facts material to our opinion, other than those assumed, we have relied without independent investigation on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained.

                  Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that:

                  1. The Trust is a business trust duly created and validly existing in good standing under the laws of the State of Delaware. Each of the following funds of the Trust (each a "Fund" and collectively, the "Funds") and each class of each Fund referenced herein (each a "Class") is a validly existing Series or Class thereof, as applicable, of the Trust: Gradison Government Reserves Fund (Class G) and Established Value Fund (Class G).

                  2.  Shares  of  each  Class  of  each  Fund,  when  issued  to
Shareholders in accordance with the terms, conditions, requirements and procedures set forth in the Governing Documents and all applicable resolutions of the Trustees, will be validly issued, fully paid and non-assessable Shares of beneficial interest in the Trust.

                  We understand that you wish to rely on this opinion in connection with the delivery of your opinion to the Trust dated on or about the date hereof and we hereby consent to such reliance. Except as provided in the immediately preceding sentence, this opinion may not be relied on by any person or for any purpose without our prior written consent. We hereby consent to the filing of a copy of this opinion with the Securities and Exchange Commission as a post-effective amendment to the Trust's Form N-1A. In giving this consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. This opinion speaks only as of the date hereof and is based on our understandings and assumptions as to present facts, and on the application of Delaware law as the same exists on the date hereof, and we undertake no obligation to update or

Kramer Levin Naftalis & Frankel LLP
April 1, 1999
Page 3


supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.

                                        Sincerely,



                                        /s/ MORRIS, NICHOLS, ARSHT & TUNNELL